UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number  811-22417
Destra Investment Trust
 (Exact name of registrant as specified in charter)
One North Wacker, 48th Floor
Chicago, IL  60606
 (Address of principal executive offices) (Zip code)
Derek Mullins
One North Wacker, 48th Floor
Chicago, IL  60606
  (Name and address of agent for service)
Registrant's telephone number, including area code: 1-312-843-6161
Date of fiscal year end:  September 30
Date of reporting period:  September 30, 2016
EXPLANATORY NOTE: This filing also covers the Destra Investment Trust II, which merged with the Destra Investment Trust on September 29, 2016.

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

Destra Dividend Total Return Fund
Destra Flaherty & Crumrine Preferred and Income Fund
Destra Focused Equity Fund
Destra Wolverine Alternative Opportunities Fund

Annual Report

September 30, 2016

Table of Contents

Shareholder Letter	3
Destra Dividend Total Return Fund Discussion of Fund Performance	4
Destra Dividend Total Return Fund Portfolio Manager Letter	6
Destra Dividend Total Return Fund, Fund Risk Disclosures	10
Destra Flaherty & Crumrine Preferred and Income Fund Discussion of Fund Performance	11
Destra Flaherty & Crumrine Preferred and Income Fund Portfolio Manager Letter	14
Destra Flaherty & Crumrine Preferred and Income Fund, Fund Risk Disclosures	16
Destra Focused Equity Fund Discussion of Fund Performance	17
Destra Focused Equity Fund Portfolio Manager Letter	19
Destra Focused Equity Fund, Fund Risk Disclosures	21
Destra Wolverine Alternative Opportunities Fund Discussion of Fund Performance	22
Destra Wolverine Alternative Opportunities Fund Portfolio Manager Letter	24
Destra Wolverine Alternative Opportunities Fund, Fund Risk Disclosures	26
Overview of Fund Expenses	27
Portfolios of Investments
Destra Dividend Total Return Fund	29
Destra Flaherty & Crumrine Preferred and Income Fund	30
Destra Focused Equity Fund	33
Destra Wolverine Alternative Opportunities Fund	34
Statements of Assets and Liabilities	36
Statements of Operations	37
Statements of Changes in Net Assets	38
Financial Highlights	42
Notes to Financial Statements	50
Report of Independent Registered Public Accounting Firm	58
Supplemental Information	59
Board Considerations Regarding the Approval of the Investment Management Agreement
and Investment Sub-Advisory Agreements	60
Board of Trustees and Officers	63
Trust Information	71

Not FDIC or Government Insured, No Bank Guarantee, May Lose Value

Dear Fellow Shareholders,
Thank you for investing in the Destra Funds. Here at Destra Capital Advisors LLC, we strive to provide investors and their advisors access to specialty-based asset managers with original investment theories and differentiated points of view. Destra's investment products are developed with the goal of helping investors realize their long-term investment objectives. This report covers the Destra Dividend Total Return Fund, the Destra Flaherty & Crumrine Preferred and Income Fund, the Destra Focused Equity Fund and the Destra Wolverine Alternative Opportunities Fund.
Market Summary
For the twelve months ending, September 30, 2016 (the "period surveyed"), US equity markets, as represented by the S&P 500 Index ("S&P 500"), returned 15.43% on a total return basis. Broad bond markets, as represented by the Barclays Aggregate Bond Index ("the Barclays Agg"), returned 5.19%, over the same time period. The period surveyed was really a tale of two markets. From the fourth quarter of 2015 through the first quarter of 2016, both stock and bond markets experienced significant volatility in price movements and meaningful declines in value, often in parallel to troubling news about U.S. and global economic conditions and geopolitical events. Then, beginning in the 2nd quarter of 2016 and continuing almost through the end of the reporting period, the U.S. equity markets enjoyed one of the lowest periods of volatility in recent memory, with daily price fluctuations modest and the overall trends generally positive. This seemingly calm, upward trending market belies a meaningful downturn in investor sentiment.
"Optimism among individual investors about the short-term direction of stock prices fell to an unusually low level, one not seen since last June. The latest AAII Sentiment Survey also shows an increase in pessimism and a decrease in the percentage of investors describing their outlook as neutral." – American Association of Individual Investors Sentiment Index, October 20, 2016
Destra Capital Advisors LLC
Whether investor sentiment is positive or negative, whether volatility is high or low, whether markets are trending up or down, we believe that the experience of Destra and our managers is what sets us apart. Destra's team of investment professionals have decades of knowledge in their respective areas of expertise. This allows Destra to rise above fleeting market statistics and provides perspective to us when designing our portfolio-enhancing investment strategies and products. By confidently taking the long-view, we believe that we build investment strategies that can stand the test of time for our long-term shareholders.
Our investment managers continue to pursue their investment strategies and focus on achieving results for shareholders through discipline and determination in the markets. This report should provide you with information on your Fund's performance and other insights regarding the Fund's investment strategy and management.
Two items of note: first, all four Destra Funds are now incorporated into this one Annual Report. Just prior to the end of the reporting period, Destra administratively combined two Series Trusts into one. This change is reflected in combined documents like this report, but has no bearing on the investment specifics of each unique Fund. Second, this report marks the end of Miller Howard Investments' time as sub-advisor of the Destra Dividend Total Return Fund. Their final Portfolio Manager Letter is included here covering the full period. As of October 1, 2016 the Fund is now managed by Hilton Capital Management LLC of Garden City, NY. Hilton Capital has an outstanding long-term record as an investment manager and we at Destra are thrilled to welcome them to the family and look forward to working with them on the Dividend Total Return Fund going forward.
Thank you for investing with Destra and we look forward to communicating with you again in future Fund reports.

Sincerely,

Robert A. Watson, CFP®
President
Destra Capital Advisors LLC

Index Information
S&P 500® Index – a market capitalization weighted index of 500 large companies which have their common stock listed on the NYSE or NASDAQ. The S&P 500® Index is an unmanaged index considered representative of the US stock market.
Barclays Aggregate Bond Index – is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.
Unlike the portfolio returns, the index returns do not reflect any fees or expenses and do not include the effect of any cash reserves.

DESTRA DIVIDEND TOTAL RETURN FUND
DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

Destra Dividend Total Return Fund's Average Annual Total Returns as of September 30, 2016
	Inception Date: August 10, 2011				Inception Date: November 1, 2011
Share Class	1 year	3 year	5 year	Life of Fund	Share Class	1 year	3 year	Life of Fund
A at NAV	10.89%	4.29%	9.54%	9.47%	C	10.08%	3.52%	6.87%
A with Load	5.91%	2.70%	8.54%	8.49%	C with CDSC	9.08%	3.52%	6.87%
I	11.24%	4.62%	9.92%	9.84%
S&P 500 Index	15.43%	11.16%	16.37%	15.16%	S&P 500 Index	15.43%	11.16%	14.24%

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.destracapital.com or call 877.855.3434. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Class A shares have a maximum sales charge of 4.50% and a 12b-1 fee of 0.25%. Class C shares have a maximum deferred sales charge of 1.00% and a 12b-1 fee of 1.00%.
The Fund's total returns would have been lower if certain expenses had not been waived or reimbursed by the investment advisor. Fund returns include the reinvestment of distributions.
S&P 500 Index – a capitalization weighted index of approximately 500 stocks. Indexes are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.
Growth of $10,000 Investment
Since Inception At Offering Price
The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund. Class A Shares have a maximum sales charge of 4.50% imposed on purchases. Indexes are unmanaged and do not take into account fees, expenses, or other costs. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

DESTRA DIVIDEND TOTAL RETURN FUND
DISCUSSION OF FUND PERFORMANCE (UNAUDITED)(CONTINUED)
AS OF SEPTEMBER 30, 2016

Top 10 Issuers	% of Total Investments
QUALCOMM, Inc.	4.40%
Procter & Gamble Co. (The)	3.98%
Johnson & Johnson	3.95%
AbbVie, Inc.	3.75%
Enterprise Products Partners LP	3.73%
Cisco Systems, Inc.	3.58%
Merck & Co., Inc.	3.47%
MPLX LP	3.33%
Pfizer, Inc.	3.31%
Magellan Midstream Partners LP	3.30%

Portfolio Characteristics	Fund	Index
Number of Holdings	39	505
Average Market Cap (billions)	$92.6 bil	$39.0 bil
Price to Earning ("P/E"):
	22.0x	23.8x
Trailing Operating
Price to Book Ratio ("P/B")	4.0x	2.8x
MLPs	12.3%	N/A

Holdings sector and security types are subject to change without notice. There is no assurance that the investment process will lead to successful investing.
Glossary
Number of Holdings: The total number of individual securities held by the Fund or covered in the index.
P/E Ratio: A valuation ratio of current share price compared to its per-share operating earnings over the previous four quarters.
Average Market Capitalization: The average of market capitalization (market price multiplied by the number of shares outstanding) of the stocks in the portfolio.
P/B: A ratio used to compare a stock's market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter's book value per share.

3 Year Risk					Up Capture	Down Capture
Return Metrics	Sharpe Ratio	Alpha	Beta	R Squared	Ratio	Ratio
DTRIX	0.45	-5.15	0.92	81.03	80.53	122.42
Index	1.02	0.00	1.00	100.00	100.00	100.00

DESTRA DIVIDEND TOTAL RETURN FUND
DESTRA DIVIDEND TOTAL RETURN FUND PORTFOLIO MANAGER LETTER (UNAUDITED)
Fund Snapshot
The Destra Dividend Total Return Fund (the "Fund") is sub-advised by investment manager Miller/Howard Investments, Inc. ("Miller/Howard"). The Fund's investment objective is to seek long-term total return and current income.
Miller/Howard has been managing income-oriented equity strategies since 1991. They believe that financially strong stocks with rising dividends offer the prospects of consistent performance as well as potential added value. Their research shows that dividends can be large contributors to total returns, and that by focusing on companies with a consistent track record of increasing their dividends, investors have an opportunity to generate superior risk-adjusted performance over time. To accomplish this goal the Fund will, in normal markets, seek to invest at least 80% of its net assets in income producing equity securities. The securities in which the Fund may invest include common stocks, preferred shares, convertible securities, and warrants, shares of other investment companies and securities, or other instruments whose price is linked to the value of common stock, depositary receipts, and securities of master limited partnerships (MLPs). The Fund may invest up to 20% of its assets in securities denominated in non-U.S. dollar currencies, and up to 25% of its assets in MLPs.
The following report is Miller/Howard's review of the Fund's performance over the Fund's 2016 fiscal year and an outlook for the markets the Fund invests in going forward.
Investing Environment
US economic data was varied during the year as lower capacity utilization, mixed manufacturing data, and weak M2 velocity pointed to a softer economy while an improving labor market and stronger consumer sentiment were constructive. Earnings reports were largely lackluster, but not alarming, and there was an earnings recession in cyclicals, likely triggered by weakness in commodity prices.
Monetary policy was the key theme during the year as the European Central Bank, Bank of England, and Bank of Japan continued their monetary easing campaigns. The ample global liquidity supported the equity markets and the US and emerging markets were the top performers. In December 2015, the US Federal Reserve raised rates by 25 bps, and the results weren't as dire as many market participants anticipated. For the rest of the fund year the market conjectured when the next rise would be. The Fed communicated it will hold off on a rate increase until economic data improves, but promises one is coming.
In June, Great Britain voted to leave the European Union. It was a surprise outcome that triggered a spike in investor fear and a stock market sell-off, the worst ever two-day paper loss for stock markets globally. Despite the ensuing uncertainties, the capital markets quickly recovered and US stocks were up for the period.
Over the last year there was a change in investor preference from growth stocks to value. During the four quarters ended September 30, 2016, the Russell 3000 Value Index, returned 16.4%. On the other hand, the Russell 3000 Growth Index returned 13.6%. General investor psychology toward dividend income stocks improved, which some argue was partly because of relief at having survived the Fed's first rate increase. Despite the marginal increase in US rates, investors continued their search for yield, bidding up the valuations of bond-proxy stocks (i.e. utilities and REITs).
Performance Discussion
During the one-year period ended September 30, 2016 (the "period surveyed"), the Fund's Class A shares produced a total return of 10.89% based on Net Asset Value ("NAV"), the Class I shares produced a total return of 11.24% on NAV and the Class C shares produced a total return of 10.08% on NAV. During the period surveyed, the Fund's benchmark, the S&P 500 Index¹ ("S&P 500"), produced a total return of 15.43%.
Underperformance of the portfolio may be attributed to our overweight in energy. Our bottom contributors were all energy names participating in the midstream segment. Although the midstream companies we focus on have very little fundamental impact from commodity prices due to their toll-road business model, near term we saw their prices collaterally impacted by volatility in energy prices. The WTI Crude Oil spot price fell approximately -41% from our start period through 2/11/2016 only to recover by late April ending the period up 7%. Natural Gas (as measured by the Henry
¹ S&P 500 Index is a capitalization-weighted index of 500 stocks. Indexes are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

DESTRA DIVIDEND TOTAL RETURN FUND
DESTRA DIVIDEND TOTAL RETURN FUND PORTFOLIO MANAGER LETTER (UNAUDITED) (CONTINUED)
Hub Spot Price) experienced similar volatility. The spot price for natural gas declined 40% through 3/4/2016, recovering during the second week of June to finish the period up greater than 14%. This period of volatility saw us exit several of our midstream holdings as commodity pressures created risk around dividend safety. Several names we exited were Kinder Morgan (KMI), ONEOK (OKS), Energy Transfer Equity (ETE), Energy Transfer Partners (ETP), and Williams Cos (WMB). We took this period of weakness in the space as an opportunity to open a position in Magellan Midstream Partners (MMP), a midstream company with good distribution coverage and forecasted 10% distribution growth, as well as add to our exiting holdings MPLX (MPLX) and Spectra Energy (SE). Where ETE, WMB, ETP and KMI were our largest detractors from total return overall, SE finished the period as our top performer as well as the top contributor to total return. Our allocation to energy at the beginning of the period was 21.3% versus 6.9% for the S&P 500. At the period's end, allocation to energy was 16.3% vs. 8.9% for the benchmark.
The strongest contributors to the Fund's total return came from the Information Technology and Real Estate sectors. The Fund benefitted from strong performance by QUALCOMM (QCOM), a semiconductor and telecommunications equipment company. Qualcomm beat on earnings and revenues, and showed significant progress with licensees in China. Qualcomm's licensing business improved year over year by 6% due to catch up payments from Chinese vendors and improved margins in the chip business.
Our strongest performing REIT was Digital Realty Trust (DLR). As mentioned earlier, REITs benefited as investors continued their search for yield. DLR is a REIT that owns, acquires, develops and manages technology-related real estate. The company provides data centers, colocation and interconnection solutions for industries as they work to transition to the cloud.
Portfolio Activity
During the fourth quarter of 2015, the following transactions occurred in the portfolio – the transactions below outline new additions to the portfolio or removal of a security from the portfolio.

		% of
Buy/Sell	Name	Total Assets	Rationale
Sell	ONEOK Partners, L.P.	0.0%	Concern over distribution strength due to low coverage ratio and
			commodity exposure
Sell	Kinder Morgan, Inc	0.0%	Company announced intention to cut dividend 75%
Sell	GameStop Corp	0.0%	Concerns over out-year dividend growth due to mounting
			pressures from direct to consumer digital video game downloads
			that look to get worse before stabilizing. In our view, balance
			sheet remains strong, current dividend well-funded and
			management top quality. Could be back pending better visibility
			into the emergence of potential virtual reality gaming catalyst in
			late 2016 that would improve long term structural outlook.
Buy	Magellan Midstream	1.0%	Leading midstream name; forecasts 10% distribution
	Partners LP		growth for 2016; clean balance sheet in our view;
			healthy distribution coverage ratio
Buy	The Toronto-	1.0%	Solid Canadian bank with low exposure to energy
	Dominion Bank		lending at good valuation

DESTRA DIVIDEND TOTAL RETURN FUND
DESTRA DIVIDEND TOTAL RETURN FUND PORTFOLIO MANAGER LETTER (UNAUDITED)
During the first quarter of 2016, the following transactions occurred in the portfolio – the transactions below outline new additions to the portfolio or removal of a security from the portfolio.

		% of
Buy/Sell	Name	Total Assets	Rationale
Sell	Energy Transfer Equity, LP	0.0%	Sold because of too much family exposure (acquiring WMB).
Sell	Energy Transfer Partners, LP	0.0%	Sold because of too much family exposure (ETE is GP).
Sell	The RMR Group	0.0%	Sold shares received as a spinoff (from HPT)
Sell	NiSource Inc	0.0%	Fully valued and overbought. Sector also extended.
Buy	United Parcel Service, Inc	2.0%	Improving earnings, technically attractive, high yield relative to
			history, favorable cost inputs now, mix change a potential positive
Sell	National Grid plc	0.0%	Selling on overall Utility rally to overbought; overall raising cash for
			new buys.
Sell	Seagate Technology plc	0.0%	Flash development not fast enough to overcome PC deterioration;
			overall raising cash for new buys.
Sell	Maxim Integrated	0.0%	Making room for other tech, as M&A potential fades;
	Products, Inc		overall raising cash for new buys.
Buy	L Brands, Inc	2.5%	Oversold to support despite excellent quarter report and dividend
			increase. Best retailer at 18x coming year reasonable price, and
			~3% yld. Also capturing special dividend.
Buy	QUALCOMM Inc	2.5%	Inexpensive, 4+% yield, technical buy signal, former clouds lifting
			and new initiatives hold promise.
Sell	Ares Capital Corporation	0.0%	Slim coverage, company built to benefit from rising rates, which
			don't think will happen anytime soon.
Sell	Williams Companies, Inc	0.0%	Sold because of ETE CEO comments that a dividend cut is on the
			table and the deal arb has closed to below 12%, down from 33%
			when we increased our weight.
Sell	STMicroelectronics NV	0.0%	Disappointing guidance at the end of 2015.
Buy	Wells Fargo & Company	2.0%	Bought because of wider spreads from higher rates.
Sell	American Water Works	0.0%	Fully valued, yield now too low for this fund.
	Company, Inc
Buy	PacWest Bancorp	1.0%	Improving loan growth environment, potential for higher than
			anticipated rates, reduced bank interest in VC/PE lending.

DESTRA DIVIDEND TOTAL RETURN FUND
DESTRA DIVIDEND TOTAL RETURN FUND PORTFOLIO MANAGER LETTER (UNAUDITED) (CONTINUED)
During the second quarter of 2016, the following transactions occurred - the transactions below outline new additions to the portfolio or removal of a security from the portfolio.

		% of
Buy/Sell	Name	Total Assets	Rationale
Buy	Johnson Controls	2.0%	Synergies of deal with TYC create a recurring-revenues potential
			powerhouse in an already cheap stock with good yield. Technical
			buy signal as well.
Sell	Plains All American	0.0%	Sold because of concerns regarding outcome of potential
	Pipeline, LP		consolidation with parent GP ahead of Analyst Day meeting, as
			well on ESG concerns related to recent criminal indictment in
			California pipeline leak.
Buy	Abbott Laboratories	2.0%	Abbott's share price recently sold off due to the acquisition of Alere
			(ALR) and its above average international sales exposure (70%). As a
			result, ABT is trading at 20% discount to its pre-acquisition price.
			Since the spin-off of its pharmaceutical business in 2013 (Abbvie),
			Abbott's management has been shifting the portfolio to faster
			growing businesses which are more international. At the current
			time, management believes the next 3-6 months will continue to
			challenging from a currency exposure perspective; however, in the
			long term earnings will return to their historical growth pattern.
Sell	HCP, Inc	0.0%	Reduced prospects for HCP based on tenancy.
Sell	Host Hotels & Resorts	0.0%	Global exposure a drag with dollar strong, plenty of supply
			coming on in major markets but no increase in demand.

During the third quarter of 2016, the following transactions occurred in the portfolio – the transactions below outline new additions to the portfolio or removal of a security from the portfolio.

		% of
Buy/Sell	Name	Total Assets	Rationale
Buy	Viacom, Inc	2.0%	M&A strong potential, inexpensive, technical bottom.
Buy	Western Digital Corporation	2.0%	Earnings surprise, inexpensive, technical bottom
Sell	The JM Smucker Company	0.0%	Sold fully-valued position after big run-up in price which has
			reduced yield.
Buy	Genesis Energy LP	2.5%	Bought this primarily fee based mid-stream MLP because of 6.9%
			yield with expected 10% distribution growth, because of good
			management and operating leverage benefit of GoM Tie-Ins.
Sell	Microsoft Corporation	0.0%	Selling because of low yield and full valuation.
Buy	International Business	2.0%	Most recent earnings report shows improvement, esp in
	Machines Corporation		cloud-based businesses, after many quarters of disappointment.
			Stock is as cheap as it has ever been, with 3.5% yield. Technical
			buy signal.
Sell	Senior Housing	0.0%	ROIC is below WACC, overbought, competitive/supply
	Properties Trust		issues, taking profits.
Sell	Viacom, Inc	0.0%	Sold over dividend safety concerns

There were no material changes to portfolio positioning over the past 12 months. Because we are bottom up investors our sector weights are a result of the fundamental attributes of our companies and not a result of an overarching macro philosophy.
There were no material changes to portfolio strategy over the past 12 months. Our strategy continues to be a diversified, dividend-growth equity portfolio that seeks high current dividend income plus growth of income and principal. Our disciplined investment process continues to focus on trying to compound income—not style, sector, or asset allocation—which we understand to be the main driver of long-term returns.
Consistent with our firm philosophy, this portfolio invests in companies we consider financially strong with the likelihood of rising dividends. Many studies, including our own, show that dividend-paying stocks have historically outperformed non-dividend-paying stocks, and companies that increase their dividends tend to perform the best. Stock prices may fluctuate, but dividends, when paid, are always positive. And unlike bonds (with static income), equities with growth of income can help protect investors from the ravages of inflation. Even a "tame" inflation rate of 2.5% can destroy almost two thirds of an investor's purchasing power over 20 years.

DESTRA DIVIDEND TOTAL RETURN FUND
FUND RISK DISCLOSURES –DESTRA DIVIDEND TOTAL RETURN FUND (UNAUDITED)
AS OF SEPTEMBER 30, 2016
This document may contain forward-looking statements representing Destra's, the portfolio managers' or sub-advisor's beliefs concerning future operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra's, the portfolio managers' or sub-advisor's control or are subject to change, actual results could be materially different. There is no guarantee that such forward-looking statements will come to pass.
Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 877.855.3434 or access our website at destracapital.com.

DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND
DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

Destra Flaherty & Crumrine Preferred and Income Fund's Average Annual Total Returns as of September 30, 2016
	Inception Date: April 12, 2011				Inception Date: November 1, 2011
Share Class	1 year	3 year	5 year	Life of Fund	Share Class	1 year	3 year	Life of Fund
A at NAV	10.84%	9.20%	9.01%	8.24%	C	10.03%	8.42%	7.91%
A with Load	5.87%	7.54%	8.01%	7.32%	C with CDSC	9.03%	8.42%	7.91%
I	11.24%	9.61%	9.40%	8.60%
Primary					Primary
Benchmark[1]	10.01%	8.98%	8.55%	7.27%	Benchmark[1]	10.01%	8.98%	7.68%
Secondary					Secondary
Benchmark[1]	8.29%	8.41%	8.21%	6.96%	Benchmark[1]	8.29%	8.41%	8.02%

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.destracapital.com or call 877.855.3434. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Class A shares have a maximum sales charge of 4.50% and a 12b-1 fee of 0.25%. Class C shares have a maximum deferred sales charge of 1.00% and a 12b-1 fee of 1.00%.
The Fund's total returns would have been lower if certain expenses had not been waived or reimbursed by the investment advisor. Fund returns include the reinvestment of distributions.
1 Primary/Secondary Benchmark: Effective October 1, 2015, the Destra Flaherty & Crumrine Preferred and Income Fund adopted the BofA Merrill Lynch 8% Constrained Core West Preferred & Jr Subordinated Securities Index ("Primary Benchmark") as its primary benchmark. Previously, the Fund utilized a blend of 50% of the BofA Merrill Lynch Hybrid Preferred Securities 8% Constrained Index and 50% of the BofA Merrill Lynch US Capital Securities US Issuers 8% Constrained Index ("Secondary Benchmark"). Going forward, the Fund's performance will be compared to the Primary Benchmark as we believe it more closely reflects the Fund's investable universe. The utilization of the Primary Benchmark will be reflected prospectively, therefore, all performance prior to October 1, 2015 will be compared to the Secondary Benchmark.
BofA Merrill Lynch 8% Constrained Core West Preferred & Jr Subordinated Securities Index tracks the performance of US dollar denominated high grade and high yield preferred securities and deeply subordinated corporate debt issued in the US domestic market. Qualifying securities must be rated at least B3, based on an average of Moody's, S&P and Fitch and have a country of risk of either the U.S. or a Western European country. Qualifying preferred securities must be issued as public securities or through a 144a filing, must have a fixed or floating dividend schedule and must have a minimum amount outstanding of $100 million.
The BofA Merrill Lynch US Capital Securities US Issuers 8% Constrained Index is a subset of the BofA Merrill Lynch Corporate All Capital Securities Index that contains securities issued by U.S. corporations. The index includes investment grade, fixed rate, or fixed-to-floating rate $1,000 par securities that receive some degree of equity credit from the rating agencies or their regulators and with issuer concentration capped at a maximum of 8%.
The BofA Merrill Lynch Hybrid Preferred Securities 8% Constrained Index is a subset of the BofA Merrill Lynch Fixed Rate Preferred Securities Index that contains all subordinated constituents of the fixed rate index with a payment deferral feature and with issuer concentration capped at a maximum of 8%. The fixed rate index includes investment-grade DRD-eligible and non-DRD-eligible preferred stock and senior debt.

DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND
DISCUSSION OF FUND PERFORMANCE (UNAUDITED)(CONTINUED)
AS OF SEPTEMBER 30, 2016
Growth of $10,000 Investment
Since Inception At Offering Price
The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund. Class A Shares have a maximum sales charge of 4.50% imposed on purchases. Indexes are unmanaged and do not take into account fees, expenses, or other costs. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.
1 The Preferred Benchmark is calculated as the sum of 50% of the monthly return on the BofA Merrill Lynch Hybrid Preferred Securities 8% Constrained Index and 50% of the monthly return on the BofA Merrill Lynch US Capital Securities US Issuers 8% Constrained Index. Index returns include investments of any distributions. It is not possible to invest directly in an index.

Credit Quality
Moody's		Standard & Poor's
Aa3	0.0%	AA-	0.0%
A1	0.0%	A+	0.0%
A2	0.0%	A	0.8%
A3	3.5%	A-	0.7%
Baa1	5.4%	BBB+	8.0%
Baa2	24.5%	BBB	16.8%
Baa3	26.4%	BBB-	21.0%
Ba1	13.8%	BB+	22.1%
Ba2	14.3%	BB	18.7%
Ba3	0.2%	BB-	3.0%
<Ba	0.1%	<BB	1.0%
Not Rated	8.0%	Not Rated	4.1%
N/A	0.5%	N/A	0.5%
Cash	3.3%	Cash	3.3%

Top 10 Issuers	% of Total Investments
Capital One Financial Corp.	4.92%
Citigroup, Inc.	4.70%
Wells Fargo & Co.	4.45%
Bank of America Corp.	3.72%
Goldman Sachs Group, Inc. (The)	3.67%
Morgan Stanley	3.62%
M&T Bank Corp.	3.23%
JPMorgan Chase & Co.	3.10%
Liberty Mutual Group, Inc.	2.88%
HSBC Holdings PLC	2.63%

Portfolio Characteristics	Fund
Number of Issues	141
QDI Eligibility	65.4%
Domestic Concentration	79.4%
International Concentration	20.6%
Fixed-to-Float Exposure	62.5%

Qualified Dividend Income (QDI) meets specific criteria to be taxed at lower long-term capital gains tax rates rather than at an individual's ordinary income rate.

Holdings sectors and security types are subject to change without notice. There is no assurance that the investment process will lead to successful investing.

The credit quality breakdowns are based on actual ratings issued by the relevant NRSRO or the NRSRO's rating of a similar security of the same issuer. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund. Credit quality ratings are subject to change and pertain to the underlying holdings of the Fund and not the Fund itself.

DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND
DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)

3 Year Risk					Up Capture	Down Capture
Return Metrics	Sharpe Ratio	Alpha	Beta	R Squared	Ratio	Ratio
DPIIX	2.62	0.66	0.99	90.38	103.72	86.66
Index	2.56	0.00	1.00	100.00	100.00	100.00

DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND
DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND PORTFOLIO MANAGER LETTER (UNAUDITED)
Fund Snapshot
The Destra Flaherty & Crumrine Preferred and Income Fund (the "Fund") is sub-advised by investment manager Flaherty & Crumrine Incorporated ("Flaherty & Crumrine"). The Fund's investment objective is to seek total return, with an emphasis on high current income.
Flaherty & Crumrine was founded in 1983 and is one of the of the oldest preferred securities managers in the industry. Through the years they have built a proprietary database with information on over 1,500 separate issues of preferred securities. Flaherty & Crumrine then leverages their experience and data base seeking to unlock hidden value, in what they believe is an inefficient preferred securities market. To accomplish this goal the Fund will, in normal markets, invest at least 80% of its net assets in a portfolio of preferred and income producing securities. The securities in which the Fund may invest include traditional preferred stock, trust preferred securities, hybrid securities, convertible securities, contingent-capital securities, subordinated debt, and senior debt securities of other open-end, closed-end or exchange-traded funds that invest primarily in the same types of securities. The Fund may invest up to 40% of its assets in securities of non-U.S. companies and up to 15% of its assets in common stocks. In addition, under normal market conditions, the Fund invests more than 25% of its total assets in companies principally engaged in financial services.
The Fund will principally invest in (i) investment grade quality securities or (ii) below investment grade quality preferred or subordinated securities of companies with investment grade senior debt outstanding, in either case determined at the time of purchase. Securities that are rated below investment grade are commonly referred to as "high yield" or "junk bonds." However, some of the Fund's total assets may be invested in securities rated (or issued by companies rated) below investment grade at the time of purchase. Preferred and debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay dividends and interest and repayment of principal. Due to the risks involved in investing in preferred and debt securities of below investment grade quality, an investment in the Fund should be considered speculative. The maturities of preferred and debt securities in which the Fund will invest generally will be longer-term (perpetual, in the case of some preferred securities, and ten years or more for other preferred and debt securities); however, in light of changing market conditions and interest rates, the Fund may also invest in shorter-term securities.
The following report is Flaherty & Crumrine's review of the Fund's performance over the Fund's 2016 fiscal year and outlook for the markets the Fund invests in going forward.
Investing Environment
After a rough start to 2016, the preferred market resumed the pace it set in the fourth calendar quarter of 2015 and performed well over the Fund's fiscal year ended September 30, 2016. A number of tailwinds helped the preferred market. Monetary policy globally has been in a holding pattern at very accommodative levels, leaving fixed-income (including preferred stock) investors continuing to search for yield. After raising its benchmark interest rate in December 2015, the Federal Reserve held off on its next rate increase and interest rates across the entire Treasury curve (and other benchmark rates, such as swap rates) moved materially lower.
Other tailwinds also helped the preferred market: supply of new preferred securities was subdued; "legacy" (those losing regulatory-capital treatment) and higher-coupon preferred securities were redeemed at a healthy pace; and credit quality remained strong. Preferred securities offered yield to investors struggling to find it in other places, which resulted in strong demand and higher prices for the asset class.
There is a direct inverse relationship in fixed-income securities (including preferreds) between price and yield, and higher prices this year led to lower coupons for newly-issued preferred securities. More recent new issues yield in a range of 4.5% - 5.5%, which in many cases is lower than early-2016 levels by almost 1.0%. These lower yields on preferreds are the result of lower overall interest rates (Treasuries and Swap rates) and tighter spreads. Many issuers took advantage of persistently-low rates and positive market sentiment to refinance higher-coupon securities.

DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND
DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND PORTFOLIO MANAGER LETTER (UNAUDITED) (CONTINUED)
Portfolio Activity
Over the trailing one-year period ended September 30, 2016, the portfolio outperformed the benchmark primarily due to our continued focus on credit quality, valuation and structure. In particular, the Fund benefitted from its greater exposure to securities with longer call protection. Call protection becomes increasingly valuable as interest rates fall, and this structure outperformed over the fiscal year as intermediate and long-term rates dropped as much as 50 basis points.
The portfolio also benefited from its focus on U.S. banks over foreign banks. U.S. banks are a large part of the preferred market, and we have felt for many years that their credit quality was superior when compared to many foreign banks. European economies were relatively weak compared to the United States, and their banking systems have been moving slowly to clean up past credit issues. However, there are a number of well-capitalized banks in Europe and the United Kingdom that have been, and we believe will be, good investments. Foreign banks continue to be issuers in the preferred market, although supply has been more measured than most expected earlier in the year. Our approach has been targeted, and we focus on banks that have recapitalized or restructured their universal-bank models and made substantial progress on improving their common equity capital and business strategies.
The Fund continues to be weighted toward fixed-to-float preferreds, which offer attractive return potential for each unit of interest-rate risk. Although fixed-to-float preferreds performed about as well as their fixed-rate counterparts over the past year, the Fund's selection of fixed-to-float preferreds was better. As a reminder, fixed-to-float preferreds have a fixed coupon for an initial period and then reset at a floating coupon which is based on a predetermined spread to a benchmark rate. Fixed-to-float preferreds come with a wide variety of back-end reset spreads, and we continue to focus on reset spreads that balance front-end coupon with possible extension risk (risk that a fixed-to-float security is not called because its reset spread is narrower than the issuer could achieve in the market).
Perspective & Outlook
We continue to see value in preferred securities, although security selection has become more challenging as yields have moved lower and older, higher-coupon issues have been refinanced.
Flows into the preferred market (via mutual funds, exchange-traded funds (ETFs), asset managers, and retail investors) have been very strong for many years. If anything gives us pause, it is more this level of inflow than current valuations. In particular, ETFs that invest in preferreds have become very large relative to their target market segment ($25-par listed securities), and it isn't clear where the outer limits are located. However, we know ETFs have been a source of volatility in the past (or opportunity, depending on one's viewpoint), and we expect they could be again in the future.
Preferreds should benefit from continued strong credit quality and reliably earn their coupons – many of them tax-advantaged – over time. However, at current levels they are potentially more sensitive to changes in market sentiment than they were six months ago. Although the Federal Reserve may be getting closer to another rate increase, we expect the pace to be very measured. Moreover, rates around the world are likely to remain low for some time, which means a global search for yield should continue.

DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND
FUND RISK DISCLOSURES –DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND (UNAUDITED)
AS OF SEPTEMBER 30, 2016
This document may contain forward-looking statements representing Destra's, the portfolio managers' or sub-advisor's beliefs concerning future operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra's, the portfolio managers' or sub-advisor's control or are subject to change, actual results could be materially different There is no guarantee that such forward-looking statements will come to pass.
Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 877.855.3434 or access our website at destracapital.com.

DESTRA FOCUSED EQUITY FUND
DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

Destra Focused Equity Fund's Average Annual Total Returns as of September 30, 2016
	Inception Date: April 12, 2011				Inception Date: November 1, 2011
Share Class	1 year	3 year	5 year	Life of Fund	Share Class	1 year	3 year	Life of Fund
A at NAV	-2.33%	5.52%	11.14%	8.38%	C	-3.05%	4.75%	8.30%
A with Load	-6.72%	3.91%	10.11%	7.47%	C with CDSC	-4.00%	4.75%	8.30%
I	-2.03%	5.85%	11.50%	8.74%
S&P 500 Index	15.43%	11.16%	16.37%	11.80%	S&P 500 Index	15.43%	11.16%	14.24%

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.destracapital.com or call 877.855.3434. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Class A shares have a maximum sales charge of 4.50% and a 12b-1 fee of 0.25%. Class C shares have a maximum deferred sales charge of 1.00% and a 12b-1 fee of 1.00%.
The Fund's total returns would have been lower if certain expenses had not been waived or reimbursed by the investment adviser. Fund returns include the reinvestment of distributions.
S&P 500 Index – a capitalization weighted index of approximately 500 stocks. Indexes are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.
Growth of $10,000 Investment
Since Inception At Offering Price
The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund. Class A Shares have a maximum sales charge of 4.50% imposed on purchases. Indexes are unmanaged and do not take into account fees, expenses, or other costs. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

DESTRA FOCUSED EQUITY FUND
DISCUSSION OF FUND PERFORMANCE (UNAUDITED)(CONTINUED)
AS OF SEPTEMBER 30, 2016

Top 10 Issuers	% of Total Investments
Biogen, Inc.	5.16%
PayPal Holdings, Inc.	5.09%
Mastercard, Inc. - Class A	5.08%
Comcast Corp. - Class A	5.04%
Kraft Heinz Co. (The)	5.04%
Gilead Sciences, Inc.	5.04%
Alphabet, Inc. - Class A	5.03%
Estee Lauder Cos., Inc. (The) - Class A	5.00%
Walt Disney Co. (The)	4.99%
Apple, Inc.	4.98%

Portfolio Characteristics	Fund	Index
Number of Holdings	21	505
Average Market Cap (billions)	$74.7 bil	$39.0 bil
Price to Earning ("P/E"):
	26.0x	23.8x
Trailing Operating
Price to Book Ratio ("P/B")	5.5x	2.8x

Holdings sectors and security types are subject to change without notice. There is no assurance that the investment process will lead to successful investing.
Glossary
Number of Holdings: The total number of individual securities held by the Fund or covered in the index.
P/E Ratio: A valuation ratio of current share price compared to its per-share operating earnings over the previous four quarters.
Average Market Capitalization: The average of market capitalization (market price multiplied by the number of shares outstanding) of the stocks in the portfolio.
P/B: A ratio used to compare a stock's market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter's book value per share.

3 Year Risk					Up Capture	Down Capture
Return Metrics	Sharpe Ratio	Alpha	Beta	R Squared	Ratio	Ratio
DFOIX	0.53	-4.35	0.96	78.27	65.53	79.35
Index	1.02	0.00	1.00	100.00	100.00	100.00

DESTRA FOCUSED EQUITY FUND
DESTRA FOCUSED EQUITY FUND PORTFOLIO MANAGER LETTER (UNAUDITED)
Fund Snapshot
The Destra Focused Equity Fund (the "Fund") is sub-advised by the investment manager WestEnd Advisors ("WestEnd"). The Fund's investment objective is to seek long-term capital appreciation.
Under normal market conditions, the Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in equity securities. The Fund's investment manager, WestEnd, believes that sector and industry performance is correlated with particular stages of the business cycle. The manager selects sectors they believe will experience economic tailwinds, and avoids sectors they see as untimely. Through this process, they target high-quality, market-leading companies within the favored sectors.
The following report is WestEnd's review of the Fund's performance over the Fund's 2016 fiscal year and an outlook for the markets the Fund invests in going forward.
What were the significant events affecting the economy and market environment during the period surveyed?
The twelve months ended September 30, 2016 saw an increase in volatility for the U.S. equity market but the bull market continued amid signs that the U.S. economic cycle is maturing, continued cyclical and structural challenges to major international economies, and increased political uncertainty. The S&P 500 experienced a significant correction in early 2016, amid a global selloff in commodities and concern over the Chinese economy and currency; recovered by mid-year only to dip again briefly following the U.K.'s vote in late June to leave the European Union; and then rose to new all-time highs as the Federal Reserve extended its accommodative monetary policy.
U.S. economic growth slowed over the period from the already-moderate pace of growth in the preceding twelve months. Areas of economic strength in the U.S. narrowed, as key drivers of the expansion softened. Consumer income and spending growth slowed, business investment stalled as corporate profits declined, and construction spending growth weakened. Meanwhile, the contentious Presidential election increased political uncertainty, the price of oil ended a two-year slide, the Federal Reserve kept its Fed Funds rate target near record lows, and longer-term Treasury rates fell about half a percentage point over the twelve month period.
S&P 500 sector leadership shifted throughout the twelve month period, but economically cyclical sectors including Materials, Industrials, and Energy reflected higher-beta characteristics, outperforming over the period despite weakness in economic growth and commodity pricing. Financials, Consumer Discretionary, and Health Care lagged. Earnings in the Financials Sector—the worst performing S&P 500 sector over the period—remained under pressure from low interest rates, slow economic growth, and ongoing regulatory adjustments. The Health Care Sector faced flare-ups of political rhetoric over costs and drug pricing policy.
Performance Discussion
During the one-year period ended September 30, 2016, the Fund's Class A shares produced a total return of (2.33%) based on Net Asset Value ("NAV"), the Class I shares produced a total return of (2.03%) on NAV and the Class C shares produced a total return of (3.05%) on NAV. During the period surveyed, the Fund's benchmark, the S&P 500 Index¹, produced a total return of 15.43%.
Which holdings contributed to the Fund's performance during the period surveyed?
The largest positive contributor to the absolute performance of the Fund over the twelve month period ended September 30, 2016 was the overweight to the Information Technology Sector, which was one of the best performing sectors in the S&P 500 over the period. Information Technology holding Adobe Systems Inc. (4.92% of Fund assets) was the best performing stock in the Fund for the period. The largest positive contributor to the relative performance of the Fund over the period was avoidance of the Financials Sector, the worst performing S&P 500 sector over the period.
¹ S&P 500 Index is a capitalization-weighted index of 500 stocks. Indexes are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

DESTRA FOCUSED EQUITY FUND
DESTRA FOCUSED EQUITY FUND PORTFOLIO MANAGER LETTER (UNAUDITED) (CONTINUED)
Which holdings detracted from the Fund's performance during the period surveyed?
The largest negative contributors to relative performance of the Fund over the twelve month period ended September 30, 2016 were stock selection within the Health Care and Consumer Discretionary Sectors. Returns for the Health Care Sector overall, and in particular pharmaceutical and biotechnology stocks, were negatively impacted by investor fears over potential political interference in drug pricing policy. Political rhetoric over health care costs and drug pricing has been elevated during the Presidential campaign, stoked by several highly publicized cases of drug and medical device price inflation. Holdings Bristol-Myers Squibb Co. (4.82% of Fund assets), Gilead Sciences, Inc. (5.03% of Fund assets), and Allergan plc (4.62% of Fund assets) were all pressured by these fears, as well as stock-specific news, and were each among the five worst performing stocks in the Fund over the twelve month period.
Consumer Discretionary holding Nordstrom, Inc. was the worst performing stock in the Fund during the period as a slowdown in high-end consumer spending amid the slowing economic backdrop impacted the company's results and shares more than we anticipated. Nordstrom, Inc. was sold from the Fund in June 2016.
Portfolio Activity
WestEnd made a material shift in sector allocations during the twelve months ended September 30, 2016 intended to reduce the economic sensitivity of the Fund as the outlook for economic growth moderated. WestEnd's view that the U.S. economic cycle is maturing leads to a preference for exposure to sectors with attractive earnings growth opportunities that are not heavily reliant on the economic cycle, including Health Care, Information Technology, Consumer Staples, and Consumer Discretionary.
Tied to the sector allocation shift made during late May and June of 2016, eBay, Inc.; Qualcomm, Inc.; Nordstrom, Inc.; Nike, Inc., and Costco Wholesale Corp. were removed from the Fund, and the proceeds from those stock sales were used to purchase Bristol-Myers Squibb Co.; UnitedHealth Group, Inc.; Kroger Co.; Kraft Heinz Corp.; and Dollar Tree, Inc. These adjustments increased the Fund's Health Care weighting by approximately 10 percentage points (ppts), increased the Consumer Staples weight by approximately 5 ppts, decreased the Information Technology weight by 10 ppts, and decreased the Consumer Discretionary weight to by approximately 5 ppts. Stocks in the less-economically sensitive Health Care and Consumer Staples Sectors accounted for more than half of the Fund after these trades. These adjustments also increased the expected earnings growth profile of the Fund.
Additionally, a few stocks were removed and added to the Fund based on company-specific considerations rather than macro considerations in order to capitalize on relative opportunities that WestEnd identified. During February 2016, EMC Corp. was sold and replaced with Alphabet, Inc. within the Information Technology Sector. During September 2016, HCA Holdings, Inc. was sold and replaced with Medtronic plc within the Health Care Sector.
Perspective & Outlook
We continue to see headwinds to growth in the U.S. as the current economic cycle matures. As the economy reaches full employment, we expect hiring to slow, which will hurt income growth and weigh on spending growth. Meanwhile, corporate profitability has been falling and productivity gains are negligible, which limits the prospect that pay raises will replace the income gains from recent hiring. These trends are also likely to limit business investment. With less economic momentum, it would take less of a shock to derail the current expansion. However, we do not yet see recession as the most likely scenario. The expansion (and stock market) could keep plodding along for some time, even as the prospect for a material and sustained reacceleration in growth remains very limited, in our view.
We believe areas of the market that are relatively insulated from cyclical economic trends should outperform in the maturing economic environment as investors refocus on earnings growth. We believe Health Care presents one of the best earnings growth opportunities in the environment we see ahead, and may also offer additional upside potential from valuation expansion. Health Care remains our largest sector allocation, followed by Information Technology, Consumer Discretionary and Consumer Staples. We continue to avoid more economically cyclical sectors, including Energy, Materials, Industrials and Financials, as well as the interest rate-sensitive Utilities Sector.

DESTRA FOCUSED EQUITY FUND
FUND RISK DISCLOSURES –DESTRA FOCUSED EQUITY FUND (UNAUDITED)
AS OF SEPTEMBER 30, 2016
This document may contain forward-looking statements representing Destra's, the portfolio managers' or sub-advisor's beliefs concerning future operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra's, the portfolio managers' or sub-advisor's control or are subject to change, actual results could be materially different. There is no guarantee that such forward-looking statements will come to pass.
Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 877.855.3434 or access our website at destracapital.com.

DESTRA WOLVERINE ALTERNATIVE OPPORTUNITIES FUND
DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

Destra Wolverine Alternative Opportunities Fund's Average Annual Total Returns as of September 30, 2016
	Inception Date: October 7, 2015
Share Class	Life of Fund	Share Class	Life of Fund
A at NAV	2.27%	C	1.46%
A with Load	-2.32%	C with CDSC	0.46%
I	2.53%
HFRX Global Hedge Fund Index	0.02%

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.destracapital.com or call 877.855.3434. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Class A shares have a maximum sales charge of 4.50% and a 12b-1 fee of 0.25%. Class C shares have a maximum deferred sales charge of 1.00% and a 12b-1 fee of 1.00%.
The Fund's total returns would have been lower if certain expenses had not been waived or reimbursed by the investment advisor. Fund returns include the reinvestment of distributions.
HFRX Global Hedge Fund Index - An index designed to be representative of the overall composition of the hedge fund universe and is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.
Growth of $10,000 Investment
Since Inception At Offering Price
The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund. Class A Shares have a maximum sales charge of 4.50% imposed on purchases. Indexes are unmanaged and do not take into account fees, expenses, or other costs. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

DESTRA WOLVERINE ALTERNATIVE OPPORTUNITIES FUND
DISCUSSION OF FUND PERFORMANCE (UNAUDITED)(CONTINUED)
AS OF SEPTEMBER 30, 2016

Top 10 Holdings
Vanguard FTSE Emerging Markets ETF	28.83%
iShares Russell 2000 Value ETF	25.35%
iShares MSCI Japan ETF	13.23%
BlackRock Liquidity Funds FedFund Portfolio, Institutional Shares[1]	13.10%
Vanguard REIT ETF	9.23%
Vanguard Value ETF	3.67%
iShares Russell 1000 Value ETF	3.30%
iShares U.S. Real Estate ETF	1.02%
iShares Russell 1000 Growth ETF	0.95%
iShares MSCI Emerging Markets ETF	0.59%

1 Cash holdings reflect both an "investment allocation" and use as "collateral" for other investments.

Sector Exposure Weightings[2]
Emerging Market	27.03%
Small Cap Value	23.30%
Japan	12.29%
Gold	11.49%
Real Estate	9.43%
Large Cap Value	6.75%
Currencies	4.60%
Cash[3]	4.03%
Large Cap Growth	1.02%
Fixed Income	0.04%
Commodities	0.02%

2 Sector Exposure Weights reflect the actual and notional exposure of the Fund to certain market sectors and categories as defined by the Fund's Advisor and Sub-Advisor. May not total to 100% due to rounding.
3 Specific to "Cash", the Sector Exposure Weighting reflects the investment exposure the Fund managers have set. Cash holdings may be different due to collateral requirements for certain other investments that the Fund may hold from time to time.
Holdings, sectors and security types are subject to change without notice. There is no assurance that the investment process will lead to successful investing.

DESTRA WOLVERINE ALTERNATIVE OPPORTUNITIES FUND
DESTRA WOLVERINE ALTERNATIVE OPPORTUNITIES FUND PORTFOLIO MANAGER LETTER (UNAUDITED)
The Fund Snapshot
The Destra Wolverine Alternative Opportunities Fund (the "Fund") is sub-advised by Wolverine Asset Management, LLC ("Wolverine"). The Fund's investment objective is to seek long-term capital appreciation by investing in broad asset classes.
The Fund seeks to achieve its investment objective by investing in broad-based sector exchange-traded funds (the "ETFs") and cash equivalents. Wolverine employs a systematic macro investment strategy by investing in broad asset classes in an effort to gain returns on capital that are disproportionately greater than the risks incurred in generating such returns. Wolverine attempts to invest ahead of large shifts in institutional asset allocations by using market data to infer net pressure. Net pressure is defined as a proprietary estimate of the impact of recent buying or selling on investment returns within an asset class. Wolverine also utilizes market data and integrates this information with economic analysis to rank the various asset classes in its investment universe with the goal of gaining exposure to the most attractively priced asset classes; and, conversely, reducing exposure to the least attractively priced asset classes.
The following report is Wolverine's review of the Fund's performance over the reporting period from inception, October 7, 2015, to fiscal year ended September 30th, 2016, and an outlook on the markets in which the Fund invests.
Investing Environment
The US Federal Reserve increased short-term interest rates for the first time in several years at the December FOMC meeting. With their guidance toward a tighter monetary policy than anticipated by the markets coupled with an extremely hostile environment for crude oil prices put significant stress on all asset classes.
Unsurprisingly, price declines were most pronounced in energy-sensitive investments. Among the asset classes traded by the Fund, Emerging Market equities, US Small Cap Value equities, and Commodities were the hardest hit. To make matters worse, energy loans were a dominant part of the portfolios of many financial firms. Fear of contagion set in and dragged other asset classes down in sympathy.
After central bank officials, as well as OPEC, digested the ramifications of their policies and comments, they acted quickly to calm markets by changing their stances. By the end of the Fund's fiscal year on September 30th, spot crude oil prices had recovered by over 50% from their January lows. Additionally, the US Federal Reserve made no further increases to its target overnight interest rate.
Performance Discussion
Since inception of the Fund on October 7, 2015 to September 30, 2016, the Fund's Class A produced a total return of 2.27% based on Net Asset Value ("NAV"), the Class I shares generated a total return of 2.53%, and the Class C shares produced a total return 1.46% on NAV. All of the Fund's share classes seek to achieve the same investment objective. During the same period, the Fund's benchmark, HFRX Global Hedge Fund Index¹, produced a total return of 0.02%.
Portfolio Activity & Attribution
The portfolio's outperformance of the HFRX Global Hedge Fund Index1 during the past 12 months is mainly attributable to our positioning in Currencies, Gold, and Real Estate. The Fund's allocations to Japanese equities and U.S. Large Cap Growth equities were the primary detractors.

1 The Fund's primary benchmark, the HFRX Global Hedge Fund Index, is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The index is not subject to any of the fees or expenses to which the Fund may be subject. The Fund is not restricted to investing in those securities or strategies which comprise such index, its performance may or may not correlate to such index and it should not be considered a proxy for such index.

DESTRA WOLVERINE ALTERNATIVE OPPORTUNITIES FUND
DESTRA WOLVERINE ALTERNATIVE OPPORTUNITIES FUND PORTFOLIO MANAGER LETTER (UNAUDITED) (CONTINUED)
Our model inferred that investors aggressively reduced their allocations to riskier assets during the period from the Fund's inception date until almost the end of March. We responded by modifying equities-related asset allocations to a nadir of approximately 10% of Fund assets. This was a historically low model allocation to equity beta that signaled the extreme level of fear present in the marketplace. Equity markets subsequently rebounded, and our model detected incremental buying activity in equities soon afterwards.
Rotations out of the Gold and Real Estate asset classes and into Emerging Market and US Small Cap Value equities were the dominant theme from the timeframe between March and September. We hypothesize that investors are adjusting their portfolios to take advantage of a more attractive environment for energy-related positions. At the same time, they also seem to have accepted that US monetary policy will tighten in a way that dampens return prospects for both duration- and inflation- sensitive asset classes.
Perspective & Outlook
As we look ahead, the events most likely to alter investor buying and selling patterns are the upcoming November US elections and the possibility of a December Fed rate hike. The US presidential election resembles the Brexit vote, where both poll data and futures markets were completely upended by a surge of "hidden" popular support. The particulars of the two major candidates mean headline news will likely have a larger than normal impact on market gyrations heading into the vote itself. While US Fed actions are now elaborately orchestrated, both in their timing and in a concerted effort at transparency, the sheer novelty of policy changes in US short-term rates means that they currently command an outsized portion of investor mindshare. In the not so distant past, changes in US overnight interest rate targets happened more times in single quarter than they have in the past eight years!
The near-term consequence for the strategy is that the US-based asset classes are likely to be more sensitive to news rather than to investor buying and selling compared to their international counterparts. The exact timing of news releases can also cause certain asset classes to react more quickly than others to the new information. For example, news that comes out in the evening in the US, will cause quick moves in futures prices and Emerging Market equity values but may not be reflected in US-based cash products until the next market open. Fortunately, a full decade of experience with this trading signal has provided us ample opportunities to refine its data filters. Consequently, we expect daily portfolio rebalancing to go seamlessly despite the additional noise.
We also find it notable that the positive performance of the portfolio primarily stems from allocations outside the traditional US stock/bond mix. In our view, it is critical for investors to have options for a complementary risk profile, and we are pleased that the Fund was able to meet this objective in its maiden year.

DESTRA WOLVERINE ALTERNATIVE OPPORTUNITIES FUND
FUND RISK DISCLOSURES –DESTRA WOLVERINE ALTERNATIVE OPPORTUNITIES FUND (UNAUDITED)
AS OF SEPTEMBER 30, 2016
This document may contain forward-looking statements representing Destra's, the portfolio managers' or sub-advisor's beliefs concerning future operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra's, the portfolio managers' or sub-advisor's control or are subject to change, actual results could be materially different. There is no guarantee that such forward-looking statements will come to pass.
Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 877.855.3434 or access our website at destracapital.com.

OVERVIEW OF FUND EXPENSES
AS OF SEPTEMBER 30, 2016 (UNAUDITED)
As a shareholder of the Destra Investment Trust, you incur advisory fees and other fund expenses. The expense examples below (the "Example") are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 4/01/16 to 9/30/16" to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized
			Expense	Expenses
			Ratio	Paid
	Beginning	Ending	for the	During the
	Account	Account	Period	Period
	Value	Value	4/1/16 to	4/1/16 to
	4/1/2016	9/30/2016	9/30/16	9/30/16†
Destra Dividend Total Return Fund Class A
Actual	$1,000.00	$1,074.28	1.60%	$ 8.30
Hypothetical (5% return before expenses)	1,000.00	1,017.00	1.60%	8.07
Destra Dividend Total Return Fund Class C
Actual	1,000.00	1,070.21	2.35%	12.16
Hypothetical (5% return before expenses)	1,000.00	1,013.25	2.35%	11.83
Destra Dividend Total Return Fund Class I
Actual	1,000.00	1,075.62	1.32%	6.85
Hypothetical (5% return before expenses)	1,000.00	1,018.40	1.32%	6.66

OVERVIEW OF FUND EXPENSES
AS OF SEPTEMBER 30, 2016 (UNAUDITED) (CONTINUED)

			Annualized
			Expense	Expenses
			Ratio	Paid
	Beginning	Ending	for the	During the
	Account	Account	Period	Period
	Value	Value	4/1/16 to	4/1/16 to
	4/1/2016	9/30/2016	9/30/16	9/30/16†
Destra Flaherty & Crumrine Preferred and Income Fund Class A
Actual	$1,000.00	$1,077.25	1.43%	$ 7.43
Hypothetical (5% return before expenses)	1,000.00	1,017.85	1.43%	7.21
Destra Flaherty & Crumrine Preferred and Income Fund Class C
Actual	1,000.00	1,073.50	2.18%	11.30
Hypothetical (5% return before expenses)	1,000.00	1,014.10	2.18%	10.98
Destra Flaherty & Crumrine Preferred and Income Fund Class I
Actual	1,000.00	1,078.34	1.19%	6.18
Hypothetical (5% return before expenses)	1,000.00	1,019.05	1.19%	6.01
Destra Focused Equity Fund Class A
Actual	1,000.00	953.05	1.60%	7.81
Hypothetical (5% return before expenses)	1,000.00	1,017.00	1.60%	8.07
Destra Focused Equity Fund Class C
Actual	1,000.00	949.52	2.35%	11.45
Hypothetical (5% return before expenses)	1,000.00	1,013.25	2.35%	11.83
Destra Focused Equity Fund Class I
Actual	1,000.00	954.07	1.32%	6.45
Hypothetical (5% return before expenses)	1,000.00	1,018.40	1.32%	6.66
Destra Wolverine Alternative Opportunities Fund Class A
Actual	1,000.00	1,033.40	2.00%	10.17
Hypothetical (5% return before expenses)	1,000.00	1,015.00	2.00%	10.08
Destra Wolverine Alternative Opportunities Fund Class C
Actual	1,000.00	1,028.43	2.75%	13.95
Hypothetical (5% return before expenses)	1,000.00	1,011.25	2.75%	13.83
Destra Wolverine Alternative Opportunities Fund Class I
Actual	1,000.00	1,034.45	1.75%	8.90
Hypothetical (5% return before expenses)	1,000.00	1,016.25	1.75%	8.82

† Expenses are calculated using the Fund's annualized expense ratio, which may includes waived fees or reimbursed expenses, multiplied by the average account value for the period, multiplied by 183/366 (to reflect the six-month period).

DESTRA DIVIDEND TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2016

Number
of
Shares	Description	Fair Value

	Common Stocks – 100.4%

	Consumer Discretionary – 4.6%
27,204	Coach, Inc	$994,578
9,761	L Brands, Inc	690,786
		1,685,364
	Consumer Staples – 4.0%
16,429	Procter & Gamble Co. (The)	1,474,503
	Energy – 16.3%
49,963	Enterprise Products Partners LP	1,380,478
24,982	Genesis Energy LP	948,567
17,299	Magellan Midstream Partners LP	1,223,731
36,385	MPLX LP	1,231,996
27,688	Spectra Energy Corp	1,183,662
		5,968,434
	Financials – 8.7%
8,649	Bank of Montreal (Canada)	567,115
7,200	CME Group, Inc	752,544
10,099	PacWest Bancorp	433,348
18,072	Toronto-Dominion Bank
	(The) (Canada)	802,397
14,496	Wells Fargo & Co	641,883
		3,197,287
	Health Care – 22.0%
20,005	Abbott Laboratories	846,011
22,034	AbbVie, Inc	1,389,684
26,286	GlaxoSmithKline PLC, ADR
	(United Kingdom)	1,133,715
12,370	Johnson & Johnson	1,461,268
20,584	Merck & Co., Inc	1,284,647
9,181	Novartis AG, ADR (Switzerland)	724,932
36,192	Pfizer, Inc	1,225,823
		8,066,080
	Industrials – 6.9%
10,824	Eaton Corp. PLC	711,245
37,545	General Electric Co	1,112,083
6,620	United Parcel Service, Inc. –
	Class B	723,963
		2,547,291
	Information Technology – 15.2%
41,755	Cisco Systems, Inc	1,324,469
4,929	International Business
	Machines Corp	782,972
14,593	Microchip Technology, Inc	906,809
23,774	QUALCOMM, Inc	1,628,519
16,187	Western Digital Corp	946,454
		5,589,223
	Materials – 4.9%
21,454	Domtar Corp	796,587
12,128	LyondellBasell Industries NV –
	Class A	978,244
		1,774,831

Number
of
Shares	Description	Fair Value

	Real Estate – 9.3%
10,872	Digital Realty Trust, Inc	$1,055,889
12,177	Lamar Advertising Co. – Class A	795,280
9,664	Omega Healthcare
	Investors, Inc	342,589
38,173	Weyerhaeuser Co	1,219,246
		3,413,004
	Telecommunication Services – 8.5%
29,089	AT&T, Inc	1,181,304
7,200	BCE, Inc. (Canada)	332,496
8,698	Verizon Communications, Inc	452,122
39,719	Vodafone Group PLC, ADR
	(United Kingdom)	1,157,809
		3,123,731
	Total Common Stocks
	(Cost $31,022,958)	36,839,748
	Money Market Mutual Fund – 0.5%
194,956	BlackRock Liquidity Funds FedFund
	Portfolio, Institutional Shares
	0.36% (a)
	(Cost $194,956)	194,956

	Total Investments – 100.9%
	(Cost $31,217,914)	37,034,704
	Liabilities in excess of other
	Assets – (0.9%)	(343,608)
	Net Assets – 100.0%	$36,691,096

		% of
Summary by Country	Fair Value	Net Assets
Canada	$ 1,702,008	4.6%
Switzerland	724,932	2.0
United Kingdom	2,291,524	6.2
United States	32,316,240	88.1
Total Investments	37,034,704	100.9
Liabilities in excess of other Assets	(343,608)	(0.9)
Net Assets	$36,691,096	100.0%

ADR - American Depositary Receipt
LP - Limited Partnership
NV - Publicly Traded Company
PLC - Public Limited Company
(a) Interest rate shown reflects a 1-day yield as of September 30, 2016.

The accompanying notes are an integral part of these financial statements.

DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2016

Shares/
Par		Moody's
Amounts		Ratings	Fair Value

	Long-Term Investments – 95.7%
	Preferred Securities – 92.9%

	Banks – 53.1%
44,702	Astoria Financial Corp.
	6.500%, Series C (a)	Ba2	$1,177,451
1,418,000	Australia & New Zealand Banking
	Group Ltd.
	6.750% 144A (a)	Baa1	1,561,099
3,200,000	Banco Bilbao Vizcaya Argentaria SA
	9.000% (a)	BB (b)	3,288,214
	Bank of America Corp.
40,000	6.000%, Series EE (a)	Ba2	1,050,400
500,000	6.100%, Series AA (a)	Ba2	521,875
750,000	6.250%, Series X (a)	Ba2	781,950
250,000	6.300%, Series DD (a)	Ba2	272,188
4,525,000	6.500%, Series Z (a)	Ba2	4,906,797
1,150,000	8.125%, Series M (a)	Ba2	1,180,906
62,881	Barclays Bank PLC
	8.125%, Series 5 (a)	Ba2	1,636,792
25,000	BB&T Corp.
	5.625%, Series H (a)	Baa1	666,500
	BNP Paribas SA
2,000,000	7.375% 144A (a)	Ba1	1,997,500
1,000,000	7.625% 144A (a)	Ba1	1,031,782
	Capital One Financial Corp.
85,000	5.200%, Series G (a)	Baa3	2,167,500
3,940,000	5.550%, Series E (a)	Baa3	4,018,800
25,870	6.250%, Series C (a)	Baa3	697,455
165,495	6.700%, Series D (a)	Baa3	4,655,375
	Citigroup, Inc.
2,525,000	5.950%, Series P (a)	Ba2	2,578,909
2,100,000	6.125%, Series R (a)	Ba2	2,186,625
1,700,000	6.250%, Series T (a)	Ba2	1,831,750
106,599	6.875%, Series K (a)	Ba2	3,071,117
46,300	7.125%, Series J (a)	Ba2	1,340,848
1,750,000	Citizens Financial Group, Inc.
	5.500%, Series A (a)	BB+ (c)	1,719,375
	CoBank ACB
11,790	6.200%, Series H 144A (a)	BBB+ (c)	1,237,213
8,400	6.250%, Series F 144A (a)	BBB+ (c)	888,300
500,000	6.250%, Series I 144A (a)	BBB+ (c)	547,550
500,000	Credit Agricole SA
	8.125% 144A (a)	Ba1	531,737
60,960	Fifth Third Bancorp
	6.625%, Series I (a)	Baa3	1,861,718
8,000	First Horizon National Corp.
	6.200%, Series A (a)	Ba2	208,160
	First Republic Bank
19,481	6.200%, Series B (a)	Baa3	501,051
14,854	6.700%, Series A (a)	Baa3	380,560
	Goldman Sachs Group, Inc. (The)
600,000	5.375%, Series M (a)	Ba1	603,734
61,500	5.500%, Series J (a)	Ba1	1,648,815
2,295,000	5.700%, Series L (a)	Ba1	2,329,425
37,598	6.300%, Series N (a)	Ba1	1,018,906
103,105	6.375%, Series K (a)	Ba1	2,992,107
5,918,000	HSBC Holdings PLC
	6.875% (a)	Baa3	6,169,515
160,000	Huntington Bancshares, Inc.
	6.250%, Series D (a)	Baa3	4,406,400

Shares/
Par		Moody's
Amounts		Ratings	Fair Value

	Banks (continued)
7,000	ING Groep NV
	7.200% (a)	Baa3	$181,510
	JPMorgan Chase & Co.
3,900	6.100%, Series AA (a)	Baa3	105,729
20,897	6.150%, Series BB (a)	Baa3	567,563
5,000	6.700%, Series T (a)	Baa3	141,450
800,000	6.750%, Series S (a)	Baa3	884,000
5,415,000	7.900%, Series 1 (a)	Baa3	5,570,681
	KeyCorp
3,600,000	5.000%, Series D (a)	Baa3	3,555,000
30,000	8.625%, Series C (a)	Baa3	783,600
	M&T Bank Corp.
1,700,000	6.450%, Series E (a)	Baa2	1,917,090
5,618,000	6.875%, Series D 144A (a)	Baa2	5,662,944
	Morgan Stanley
47,190	6.375%, Series I (a)	Ba1	1,315,185
243,900	6.875%, Series F (a)	Ba1	7,177,977
1,950,000	PNC Financial Services Group,
	Inc. (The)
	6.750%, Series O (a)	Baa2	2,184,000
74,300	Regions Financial Corp.
	6.375%, Series B (a)	Ba2	2,150,985
8,400	Royal Bank of Scotland Group PLC
	8.500%, Series F (a)	B1	217,896
	Societe Generale SA
3,500,000	7.375% 144A (a)	Ba2	3,438,750
750,000	8.000% 144A (a)	Ba2	755,625
4,200,000	Standard Chartered PLC
	7.500% 144A (a)	Ba1	4,200,000
19,741	Texas Capital Bancshares, Inc.
	6.500%, Series A (a)	Ba2	520,373
2,000,000	US Bancorp
	5.125%, Series I (a)	A3	2,109,000
30,345	Valley National Bancorp
	6.250%, Series A (a)	BB+ (c)	890,929
25,161	Webster Financial Corp.
	6.400%, Series E (a)	Baa3	653,180
	Wells Fargo & Co.
84,700	5.500%, Series X (a)	Baa2	2,184,413
20,000	5.700%, Series W (a)	Baa2	518,400
12,700	5.850%, Series Q (a)	Baa2	339,725
3,400,000	5.875%, Series U (a)	Baa2	3,693,250
60,000	6.625%, Series R (a)	Baa2	1,786,800
1,475,000	7.980%, Series K (a)	Baa2	1,543,366
13,300	8.000%, Series J (a)	Baa2	359,233
	Zions Bancorporation
43,000	5.800%, Series I (a)	BB- (c)	41,764
4,000	6.300%, Series G (a)	BB- (c)	119,800
12,803	7.900%, Series F (a)	BB- (c)	337,487
			125,574,104
	Diversified Financials – 2.9%
	Charles Schwab Corp. (The)
142,361	5.950%, Series D (a)	Baa2	3,875,066
12,286	6.000%, Series C (a)	Baa2	338,234
95,091	Legg Mason, Inc.
	6.375% 03/15/56	Baa2	2,531,322
			6,744,622

The accompanying notes are an integral part of these financial statements.

DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2016

Shares/
Par		Moody's
Amounts		Ratings	Fair Value

	Energy – 3.1%
4,955,000	Enbridge Energy Partners LP
	8.050% 10/01/37	Ba1	$4,403,756
1,900,000	Enterprise Products Operating LLC
	4.465% 08/01/66	Baa2	1,793,315
8,585	Kinder Morgan, Inc.
	9.750% 10/26/18, Series A (d)	Ba2	433,628
500,000	Transcanada Trust
	5.875% 08/15/76, Series 16-A	Baa2	530,250
			7,160,949
	Finance – 0.7%
450,000	AerCap Global Aviation Trust
	6.500% 06/15/45 144A	Ba3	464,625
40,000	Stifel Financial Corp.
	6.250%, Series A (a)	BB- (c)	1,114,000
			1,578,625
	Industrial – 1.4%
	Land O' Lakes, Inc.
3,115,000	8.000%, Series A 144A (a)	BB (c)	3,239,600

	Insurance – 20.8%
1,151,000	ACE Capital Trust II
	9.700% 04/01/30	Baa1	1,740,888
42,012	Allstate Corp. (The)
	6.625%, Series E (a)	Baa3	1,141,046
	Arch Capital Group Ltd.
13,000	5.250%, Series E (a)	Baa2	324,740
16,050	6.750%, Series C (a)	Baa2	411,201
	Aspen Insurance Holdings Ltd.
25,000	5.625% (a)	Ba1	652,250
19,543	5.950% (a)	Ba1	569,679
6,492	7.250% (a)	Ba1	167,948
500,000	AXA SA
	8.600% 12/15/30	A3	707,500
26,557	Axis Capital Holdings Ltd.
	6.875%, Series C (a)	Baa3	680,390
5,000,000	Catlin Insurance Co. Ltd.
	7.249% 144A (a)	BBB+ (c)	3,937,500
54,301	Delphi Financial Group, Inc.
	7.376% 05/15/37	BB+ (c)	1,248,923
16,000	Endurance Specialty Holdings Ltd.
	6.350%, Series C (a)	Baa3	448,000
400,000	Everest Reinsurance Holdings, Inc.
	6.600% 05/15/37	Baa2	327,000
10,000	Hartford Financial Services Group,
	Inc. (The)
	7.875% 04/15/42	Baa3	315,500
	Liberty Mutual Group, Inc.
5,330,000	7.800% 03/15/37 144A	Baa3	6,249,425
325,000	10.750% 06/15/58 144A	Baa3	494,812
750,000	Meiji Yasuda Life Insurance Co.
	5.200% 10/20/45 144A	A3	844,688
	MetLife, Inc.
4,250,000	5.250%, Series C (a)	Baa3	4,281,875
937,000	10.750% 08/01/39	Baa2	1,503,979
1,500,000	Nippon Life Insurance Co.
	4.700% 01/20/46 144A	A3	1,627,473
	PartnerRe Ltd.
93,246	5.875%, Series I (a)	Baa2	2,557,738
49,212	7.250%, Series H (a)	Baa2	1,478,328

Shares/
Par		Moody's
Amounts		Ratings	Fair Value

	Insurance (continued)
250,000	Provident Financing Trust I
	7.405% 03/15/38	Baa3	$282,725
	Prudential Financial, Inc.
1,003,000	5.625% 06/15/43	Baa2	1,083,290
2,853,000	5.875% 09/15/42	Baa2	3,151,139
2,900,000	QBE Capital Funding III Ltd.
	7.250% 05/24/41 144A	Baa2	3,313,250
115,000	Reinsurance Group of America, Inc.
	5.750% 06/15/56	Baa2	3,345,350
102,688	Torchmark Corp.
	6.125% 06/15/56	Baa2	2,795,167
	WR Berkley Corp.
3,593	5.625% 04/30/53	Baa3	93,059
68,629	5.750% 06/01/56	Baa3	1,776,118
65,000	5.900% 03/01/56	Baa3	1,717,300
510,000	XLIT Ltd.
	6.500%, Series E (a)	Ba1	383,704
			49,651,985
	Miscellaneous – 0.6%
450,000	BHP Billiton Finance USA Ltd.
	6.750% 10/19/75 144A	Baa2	510,750
987,000	General Electric Co.
	5.000%, Series D (a)	A3	1,050,859
			1,561,609
	Real Estate – 2.8%
9,645	CubeSmart
	7.750%, Series A (a)	Baa3	242,668
50,000	DuPont Fabros Technology, Inc.
	6.625%, Series C (a)	Ba2	1,414,500
4,230	National Retail Properties, Inc.
	6.625%, Series D (a)	Baa2	108,626
	PS Business Parks, Inc.
26,100	5.750%, Series U (a)	Baa2	665,550
8,839	6.000%, Series T (a)	Baa2	225,748
75,000	6.450%, Series S (a)	Baa2	1,908,750
75,000	Public Storage
	5.125%, Series C (a)	A3	1,959,000
9,913	Regency Centers Corp.
	6.625%, Series 6 (a)	Baa2	253,674
			6,778,516
	Utilities – 7.5%
1,340,000	ComEd Financing III
	6.350% 03/15/33	Baa2	1,414,576
108,000	Dominion Resources, Inc.
	5.250% 07/30/76, Series A	Baa3	2,749,680
83,000	DTE Energy Co.
	5.375% 06/01/76, Series B	Baa1	2,139,740
1,810,000	Emera, Inc.
	6.750% 06/15/76, Series 16-A	Ba2	1,950,213
100,782	Integrys Holding, Inc.
	6.000% 08/01/73	Baa1	2,762,687
20,000	NextEra Energy Capital Holdings, Inc.
	5.250% 06/01/76, Series K	Baa2	513,800
1,163,000	PPL Capital Funding, Inc.
	6.700% 03/30/67, Series A	Baa3	1,031,846
1,684,000	Puget Sound Energy, Inc.
	6.974% 06/01/67, Series A	Baa2	1,477,929

The accompanying notes are an integral part of these financial statements.

DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2016

Shares/
Par		Moody's
Amounts		Ratings	Fair Value

	Utilities (continued)
30,000	SCE Trust III
	5.750%, Series H (a)	Baa1	$903,600
100,000	SCE Trust V
	5.450%, Series K (a)	Baa1	2,969,000
			17,913,071

	Total Preferred Securities
	(Cost $209,855,327)		220,203,081

	Corporate Debt Securities – 2.3%

	Banks – 1.0%
85,000	Texas Capital Bancshares, Inc.
	6.500% 09/21/42, Sub Notes	Baa3	2,212,660
7,200	Zions Bancorporation
	6.950% 09/15/28, Sub Notes	BB+ (c)	213,696
			2,426,356
	Communications – 0.5%
	Qwest Corp.
25,100	6.500% 09/01/56	Ba1	648,835
19,832	6.625% 09/15/55	Ba1	519,003
2,314	7.000% 07/01/52	Ba1	60,766
			1,228,604
	Real Estate – 0.4%
31,769	Equity Commonwealth
	5.750% 08/01/42	Baa3	818,052

	Utilities – 0.4%
30,000	Entergy New Orleans, Inc.
	5.500% 04/01/66,
	First Mortgage	Baa2	820,800

	Total Corporate Debt Securities
	(Cost $5,029,763)		5,293,812

	Common Stock – 0.5%

	Energy – 0.5%
50,269	Kinder Morgan, Inc.
	(Cost $866,925)		1,162,722

	Total Long-Term Investments – 95.7%
	(Cost $215,752,015)		226,659,615

	Money Market Mutual Fund – 3.2%
7,683,662	BlackRock Liquidity Funds FedFund
	Portfolio, Institutional
	Shares 0.36%(e)
	(Cost $7,683,662)		7,683,662

	Total Investments – 98.9%
	(Cost $223,435,677)		234,343,277
	Other Assets in excess of
	Liabilities – 1.1%		2,720,016
	Net Assets – 100.0%		$237,063,293

		% of
Summary by Country	Fair Value	Net Assets
Australia	$ 5,385,099	2.3%
Bermuda	12,968,662	5.5
Canada	2,480,463	1.0
France	8,462,894	3.6
Ireland	848,329	0.4
Japan	2,472,161	1.0
Netherlands	181,510	0.1
Spain	3,288,214	1.4
United Kingdom	12,224,203	5.1
United States	186,031,742	78.5
Total Investments	234,343,277	98.9
Other Assets less Liabilities	2,720,016	1.1
Net Assets	$237,063,293	100.0%

LLC – Limited Liability Corporation
LP – Limited Partnership
NV – Publicly Traded Company
PLC – Public Limited Company
SA – Corporation
144A – Security was purchased pursuant to Rule 144A under the Security Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(a) Security is perpetual in nature with no stated maturity date. (b) Fitch Rating (c) Standard & Poor's Rating.
(d) Convertible Preferred Security
(e) Interest rate shown reflects a 1-day yield as of September 30, 2016.

The accompanying notes are an integral part of these financial statements.

DESTRA FOCUSED EQUITY FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2016

Number
of
Shares	Description	Fair Value

	Common Stocks – 98.9%

	Food & Staples Retailing – 9.6%
33,640	CVS Health Corp	$2,993,624
97,500	Kroger Co. (The)	2,893,800
		5,887,424
	Food, Beverage & Tobacco – 5.0%
34,308	Kraft Heinz Co. (The)	3,070,909

	Health Care Equipment &
	Services - 9.9%
34,986	Medtronic PLC	3,022,790
21,551	UnitedHealth Group, Inc	3,017,140
		6,039,930
	Household & Personal
	Products – 5.0%
34,414	Estee Lauder Cos., Inc. (The) -
	Class A	3,047,704

	Media – 10.0%
46,300	Comcast Corp. - Class A	3,071,542
32,706	Walt Disney Co. (The)	3,037,079
		6,108,621
	Pharmaceuticals, Biotechnology &
	Life Sciences – 24.5%
12,262	Allergan PLC*	2,824,061
10,042	Biogen, Inc.*	3,143,447
54,549	Bristol-Myers Squibb Co	2,941,282
28,537	Celgene Corp.*	2,982,973
38,807	Gilead Sciences, Inc	3,070,410
		14,962,173
	Retailing – 9.8%
37,060	Dollar Tree, Inc.*	2,925,146
40,568	TJX Cos., Inc. (The)	3,033,675
		5,958,821
	Software & Services – 20.1%
27,650	Adobe Systems, Inc.*	3,001,131
3,809	Alphabet, Inc. - Class A*	3,062,664
30,416	Mastercard, Inc. - Class A	3,095,436
75,671	PayPal Holdings, Inc.*	3,100,241
		12,259,472
	Technology Hardware &
	Equipment – 5.0%
26,838	Apple, Inc	3,034,036

	Total Common Stocks
	(Cost $50,266,314)	60,369,090

	Money Market Mutual Fund – 0.9%
546,493	BlackRock Liquidity Funds FedFund
	Portfolio, Institutional
	Shares 0.36% (a)
	(Cost $546,493)	$546,493

Number
of
Shares	Description	Fair Value

	Total Investments – 99.8%
	(Cost $50,812,807)	$60,915,583
	Other Assets in excess of
	Liabilities - 0.2%	91,883
	Net Assets - 100.0%	$61,007,466

		% of
Summary by Country	Fair Value	Net Assets
United States	$60,915,583	99.8%
Total Investments	60,915,583	99.8
Other Assets less Liabilities	91,883	0.2
Net Assets	$61,007,466	100.0%

PLC – Public Limited Company
* Non-income producing security.
(a) Interest rate shown reflects a 1-day yield as of September 30, 2016.

The accompanying notes are an integral part of these financial statements.

DESTRA WOLVERINE ALTERNATIVE OPPORTUNITIES FUND†
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2016 (CONSOLIDATED)

Number
of
Shares	Description	Fair Value

	Investment Companies – 80.1%
	Commodity Fund – 0.0%
199	iShares S&P GSCI Commodity
	Indexed Trust*	$2,949
416	PowerShares DB Commodity
	Index Tracking Fund*	6,244
		9,193
	Debt Fund – 0.0%
81	iShares Core U.S. Aggregate
	Bond ETF	9,106
108	Vanguard Total Bond Market ETF	9,087
		18,193
	Equity Fund – 80.1%
7,468	iShares MSCI Emerging
	Markets ETF	279,677
500,081	iShares MSCI Japan ETF	6,271,016
4,309	iShares Russell 1000 Growth ETF	448,869
14,827	iShares Russell 1000 Value ETF	1,566,028
114,684	iShares Russell 2000 Value ETF	12,013,149
213	iShares S&P 500 Growth ETF	25,914
1,824	iShares S&P 500 Value ETF	173,207
6,030	iShares U.S. Real Estate ETF	486,259
363,085	Vanguard FTSE Emerging
	Markets ETF	13,662,888
1,047	Vanguard FTSE Pacific ETF	63,427
467	Vanguard Growth ETF	52,439
50,442	Vanguard REIT ETF	4,375,339
20,002	Vanguard Value ETF	1,740,174
		41,158,386
	Total Investment Companies
	(Cost $39,632,480)	41,185,772

	Money Market Mutual Fund – 12.1%
6,209,034	BlackRock Liquidity Funds FedFund
	Portfolio, Institutional
	Shares 0.36% (a)
	(Cost $6,209,034)	6,209,034
	Total Investments – 92.2%
	(Cost $45,841,514)	47,394,806
	Other Assets in excess of
	Liabilities - 7.8%	4,029,390
	Net Assets – 100.0%	$51,424,196

ETF – Exchange Traded Fund
REIT – Real Estate Investment Trust

		% of
Summary by Country	Fair Value	Net Assets
United States	$47,394,806	92.2%
Total Investments	47,394,806	92.2
Other Assets less Liabilities	4,029,390	7.8
Net Assets	$51,424,196	100.0%

† The Consolidated Portfolio of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transaction have been eliminated in consolidation.
* Non-income producing security.
(a) Interest rate shown reflects a 1-day yield as of September 30, 2016.

The accompanying notes are an integral part of these financial statements.

DESTRA WOLVERINE ALTERNATIVE OPPORTUNITIES FUND†
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2016 (CONSOLIDATED)

Futures contracts outstanding as of September 30, 2016:

					Notional
				Notional	Value at	Unrealized
		Expiration	Number of	Value at	September 30,	Appreciation
Type	Broker	Date	Contracts	Trade Date	2016	(Depreciation)
Australian Dollar Futures	Wolverine Execution	December 2016	31	$2,337,664	$2,371,190	$ 33,526
	Services, LLC
Gold Futures	Wolverine Execution	December 2016	45	5,981,472	5,926,950	(54,522)
	Services, LLC					$(20,996)
Cash posted as collateral to broker for futures contracts was $1,443,561 at September 30, 2016.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2016

		Destra		Destra
		Flaherty &		Wolverine
	Destra	Crumrine	Destra	Alternative
	Dividend	Preferred	Focused	Opportunities
	Total Return	and	Equity	Fund
	Fund	Income Fund	Fund	(Consolidated)
Assets
Investments:
Investments at cost	$31,217,914	$223,435,677	$50,812,807	$45,841,514
Net unrealized appreciation	5,816,790	10,907,600	10,102,776	1,553,292
Total investments at value	37,034,704	234,343,277	60,915,583	47,394,806
Cash & cash equivalents	—	—	—	3,174,044
Cash deposited at the broker for futures collateral	—	—	—	1,443,561
Receivables:
Investment securities sold	1,330,019	—	470,655	946,094
Dividends and interest	63,494	2,259,544	37,665	1,729
Foreign tax reclaims	7,041	—	—	—
Capital shares sold	6,375	1,270,834	18,454	—
Prepaid expenses	2,062	3,533	3,072	1,955
Total assets	38,443,695	237,877,188	61,445,429	52,962,189

Liabilities
Payables:
Capital shares redeemed	1,589,986	360,941	255,714	—
Due to advisor	28,859	208,307	42,275	28,445
Transfer agent fees	22,987	51,421	24,587	12,624
Legal fees	18,082	23,819	20,015	3,804
Audit fees	12,850	12,305	12,265	18,880
Trustees' fees	7,229	7,134	7,216	7,223
Blue Sky fees	6,577	7,992	7,942	6,529
CCO/CFO fees	4,635	8,670	7,134	4,561
Investment securities purchased	—	—	—	1,397,041
Distribution payable	3	3,209	—	—
Other expenses and liabilities	61,391	130,097	60,815	58,886
Total liabilities	1,752,599	813,895	437,963	1,537,993
Net Assets	$36,691,096	$237,063,293	$61,007,466	$51,424,196

Composition of Net Assets
Paid-in capital ($0.001 par value common stock)	$34,547,510	$225,331,513	$47,668,648	$51,709,045
Undistributed net investment income (loss)	(3)	1,066,762	(13,246)	17,928
Accumulated net realized gain (loss) on investments	(3,673,149)	(242,582)	3,249,288	(1,835,073)
Net unrealized appreciation on investments	5,816,738	10,907,600	61,007,466	1,532,296
Net Assets	$36,691,096	$237,063,293	$10,102,776	$51,424,196

Net Assets
Class A	$8,489,220	$78,613,297	$9,660,218	$534,142
Class C	$9,394,035	$29,023,393	$4,768,191	$514,883
Class I	$18,807,841	$129,426,603	$46,579,057	$50,375,171

Shares Outstanding
Class A	415,327	4,318,991	462,005	52,336
Class C	514,720	1,587,915	239,168	50,823
Class I	918,738	7,133,676	2,197,900	4,935,687

Net Asset Value Per Share
Class A	$20.44	$18.20	$20.91	$10.21
Maximum Offering Pricing Per Share (includes
sales charge of 4.50%)	$21.40	$19.06	$21.90	$10.69
Class C	$18.25	$18.28	$19.94	$10.13
Class I	$20.47	$18.14	$21.19	$10.21

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2016

		Destra		Destra
		Flaherty &		Wolverine
	Destra	Crumrine	Destra	Alternative
	Dividend	Preferred	Focused	Opportunities
	Total Return	and	Equity	Fund
	Fund	Income Fund	Fund	(Consolidated)*
Investment Income
Dividends	$1,383,932	$4,610,948	$1,015,705	$935,855
Interest Income	—	4,028,435	—	—
Less: foreign taxes withheld	(15,732)	(1,371)	—	—
Total Investment Income	1,368,200	8,638,012	1,015,705	935,855

Expenses
Advisory fees	391,217	1,093,966	598,965	586,520
Transfer agent fees	151,913	264,740	175,388	51,921
Administration and accounting fees	81,573	85,666	81,625	123,264
Distribution fees Class A	25,077	122,472	28,088	1,273
Distribution fees Class C	123,932	173,953	65,613	4,911
Blue Sky fees	58,729	77,261	59,797	52,618
Shareholder reporting fees	31,551	39,640	26,911	27,176
Audit fees	31,187	31,187	31,186	21,000
Trustees' fees and expenses	29,733	31,194	30,139	36,084
CCO/CFO fees	22,308	30,596	28,663	18,433
Custody fees	13,122	24,405	8,509	23,255
Insurance fees	9,786	13,748	13,467	8,360
Legal fees	9,420	30,742	15,298	12,549
Subsidiary fees	—	—	—	11,602
Organizational cost	—	—	—	78,454
Other expenses	273	19,315	2,613	4,746
Total expenses	979,821	2,038,885	1,166,262	1,062,166
Less: expense waivers and reimbursements	(216,581)	—	(137,311)	(200,640)
Net expenses	763,240	2,038,885	1,028,951	861,526
Net Investment Income (Loss)	$604,960	$6,599,127	$(13,246)	$74,329

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments in securities	(2,919,944)	(37,078)	3,727,816	(1,857,791)
Net realized gain on futures contracts	—	—	—	1,492,779
Net realized gain (loss) on investments in securities and
futures contracts	(2,919,944)	(37,078)	3,727,816	(365,012)
Net change in unrealized appreciation (depreciation) on investments
in securities	6,733,671	10,453,427	(5,217,851)	1,553,292
Net change in unrealized loss on futures contracts	—	—	—	(20,996)
Net change in unrealized gain (loss) on investments in securities and
futures contracts	6,733,671	10,453,427	(5,217,851)	1,532,296
Net realized and unrealized gain (loss) on investments in securities and
futures contracts	3,813,727	10,416,349	(1,490,035)	1,167,284
Net Increase from Operations (Decrease) in Net Assets Resulting	$4,418,687	$17,015,476	$(1,503,281)	$1,241,613

* Represents the period October 7, 2015 (commencement of operations) through September 30, 2016.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Destra Dividend		Destra Flaherty & Crumrine
	Total Return Fund		Preferred and Income Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	September 30,	September 30,	September 30,	September 30,
	2016	2015	2016	2015
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$604,960	$1,240,416	$6,599,127	$2,467,860
Net realized gain (loss) on investments in securities	(2,919,944)	497,147	(37,078)	76,983
Net change in unrealized appreciation (depreciation) on
investments in securities	6,733,671	(11,100,275)	10,453,427	(153,366)
Net increase (decrease) in net assets resulting from operations	4,418,687	(9,362,712)	17,015,476	2,391,477

Class A
Distribution to Shareholders
Net investment income	(195,372)	(230,488)	(2,037,061)	(775,659)
Net realized gain	(170,588)	(350,216)	—	—
Total distributions to shareholders	(365,960)	(580,704)	(2,037,061)	(775,659)

Class C
Distribution to Shareholders
Net investment income	(178,642)	(193,854)	(580,347)	(257,157)
Net realized gain	(252,121)	(547,773)	—	—
Total distributions to shareholders	(430,763)	(741,627)	(580,347)	(257,157)

Class I
Distribution to Shareholders
Net investment income	(513,682)	(840,014)	(3,544,115)	(1,285,491)
Net realized gain	(418,108)	(1,285,145)	—	—
Total distributions to shareholders	(931,790)	(2,125,159)	(3,544,115)	(1,285,491)

Class A
Capital Share Transactions
Proceeds from shares sold	609,699	6,042,972	77,031,463	12,793,237
Reinvestment of distribution	234,986	448,084	1,384,911	503,398
Cost of shares redeemed	(5,384,488)	(4,802,334)	(24,637,814)	(4,107,257)
Net increase (decrease) from capital share transactions	(4,539,803)	1,688,722	53,778,560	9,189,378

Class C
Capital Share Transactions
Proceeds from shares sold	598,174	5,805,810	21,538,079	3,811,781
Reinvestment of distribution	359,209	603,710	344,681	184,593
Cost of shares redeemed	(7,774,951)	(3,778,993)	(2,545,510)	(934,646)
Net increase (decrease) from capital share transactions	(6,817,568)	2,630,527	19,337,250	3,061,728

Class I
Capital Share Transactions
Proceeds from shares sold	2,563,482	24,971,569	139,409,509	24,383,742
Reinvestment of distribution	830,539	1,814,943	2,843,898	1,073,997
Cost of shares redeemed	(17,326,933)	(25,970,121)	(48,731,026)	(18,383,235)
Redemption fees	3,878	31,605	28,111	25,197
Net increase (decrease) from capital share transactions	(13,929,034)	847,996	93,550,492	7,099,701

Total increase (decrease) in net assets	(22,596,231)	(7,642,957)	177,520,255	19,423,977
Net Assets
Beginning of year	59,287,327	66,930,284	59,543,038	40,119,061
End of year	$36,691,096	$59,287,327	$237,063,293	$59,543,038
Undistributed (Overdistributed) net investment income
at end of year	$(3)	$34,274	$1,066,762	$500,370

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	Destra Dividend		Destra Flaherty & Crumrine
	Total Return Fund		Preferred and Income Fund
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	September 30,	September 30,	September 30,	September 30,
	2016	2015	2016	2015
Class A
Change in Shares Outstanding
Shares outstanding, beginning of year	647,461	574,320	1,272,056	739,681
Shares sold	30,939	269,452	4,378,294	738,771
Shares reinvested	12,154	20,315	78,433	29,224
Shares redeemed	(275,227)	(216,626)	(1,409,792)	(235,620)
Shares outstanding, end of year	415,327	647,461	4,318,991	1,272,056

Class C
Change in Shares Outstanding
Shares outstanding, beginning of year	907,025	780,799	490,570	313,284
Shares sold	34,260	286,760	1,222,828	219,591
Shares reinvested	20,830	30,317	19,462	10,680
Shares redeemed	(447,395)	(190,851)	(144,945)	(52,985)
Shares outstanding, end of year	514,720	907,025	1,587,915	490,570

Class I
Change in Shares Outstanding
Shares outstanding, beginning of year	1,638,660	1,625,685	1,729,981	1,320,156
Shares sold	131,169	1,107,912	8,021,910	1,410,158
Shares reinvested	42,849	82,216	161,545	62,602
Shares redeemed	(893,940)	(1,177,153)	(2,779,760)	(1,062,935)
Shares outstanding, end of year	918,738	1,638,660	7,133,676	1,729,981

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

			Destra
			Wolverine
			Alternative
			Opportunities
	Destra Focused		Fund
	Equity Fund		(Consolidated)
			For the
			Period
	For the	For the	October 7,
	year	year	2015(a)
	ended	ended	through
	September 30,	September 30,	September 30,
	2016	2015	2016
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$(13,246)	$(265,353)	$74,329
Net realized gain (loss) on investments in securities	3,727,816	2,323,032	(365,012)
Net change in unrealized appreciation (depreciation) on investments
in securities	(5,217,851)	16,811	1,532,296
Net increase (decrease) in net assets resulting from operations	(1,503,281)	2,074,490	1,241,613

Class A
Distribution to Shareholders
Net investment income	—	—	(64)
Net realized gain	(278,926)	(745,628)	(812)
Total distributions to shareholders	(278,926)	(745,628)	(876)

Class C
Distribution to Shareholders
Net investment income	—	—	—
Net realized gain	(180,914)	(338,679)	(771)
Total distributions to shareholders	(180,914)	(338,679)	(771)

Class I
Distribution to Shareholders
Net investment income	—	—	(127,873)
Net realized gain	(1,345,272)	(2,961,823)	(75,232)
Total distributions to shareholders	(1,345,272)	(2,961,823)	(203,105)

Class A
Capital Share Transactions
Proceeds from shares sold	2,373,312	4,169,371	541,867
Reinvestment of distribution	238,293	604,294	876
Cost of shares redeemed	(4,830,324)	(5,510,963)	(19,508)
Net increase (decrease) from capital share transactions	(2,218,719)	(737,298)	523,235

Class C
Capital Share Transactions
Proceeds from shares sold	831,085	2,629,088	507,156
Reinvestment of distribution	171,944	329,902	771
Cost of shares redeemed	(2,817,323)	(692,683)	—
Net increase (decrease) from capital share transactions	(1,814,294)	2,266,307	507,927

Class I
Capital Share Transactions
Proceeds from shares sold	8,817,523	20,635,665	49,153,068
Reinvestment of distribution	1,188,759	2,529,250	203,105
Cost of shares redeemed	(16,546,686)	(18,000,202)	—
Redemption fees	—	14,604	—
Net increase (decrease) from capital share transactions	(6,540,404)	5,179,317	49,356,173

Total increase (decrease) in net assets	(13,881,810)	4,736,686	51,424,196
Net Assets
Beginning of year	74,889,276	70,152,590	—
End of year	$61,007,466	$74,889,276	$51,424,196
Undistributed (Overdistributed) net investment income at end of year	$(13,246)	$—	$17,928

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

			Destra
			Wolverine
			Alternative
			Opportunities
	Destra Focused		Fund
	Equity Fund		(Consolidated)
			For the
			Period
	For the	For the	October 7,
	year	year	2015(a)
	ended	ended	through
	September 30,	September 30,	September 30,
	2016	2015	2016
Class A
Change in Shares Outstanding
Shares outstanding, beginning of year	564,129	592,109	—
Shares sold	109,631	178,221	54,202
Shares reinvested	10,662	26,251	88
Shares redeemed	(222,417)	(232,452)	(1,954)
Shares outstanding, end of year	462,005	564,129	52,336

Class C
Change in Shares Outstanding
Shares outstanding, beginning of year	330,798	229,975	—
Shares sold	38,584	116,938	50,745
Shares reinvested	8,024	14,820	78
Shares redeemed	(138,238)	(30,935)	—
Shares outstanding, end of year	239,168	330,798	50,823

Class I
Change in Shares Outstanding
Shares outstanding, beginning of year	2,508,703	2,293,015	—
Shares sold	404,878	882,977	4,915,109
Shares reinvested	52,600	108,972	20,578
Shares redeemed	(768,281)	(776,261)	—
Shares outstanding, end of year	2,197,900	2,508,703	4,935,687

(a) Commencement of operations

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

	Destra Dividend Total Return Fund
	For the	For the	For the	For the	For the
	year	year	year	year	year
	ended	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2016	2015	2014	2013	2012
Class A
Net asset value, beginning of year	$19.12	$23.05	$20.35	$18.23	$15.14
Investment operations:
Net investment income[1]	0.26	0.36	0.76	0.34	0.36
Net realized and unrealized gain (loss)	1.77	(3.34)	2.86	2.14	2.99
Net Increase (Decrease) in Net Asset Value
from Operations	2.03	(2.98)	3.62	2.48	3.35

Distributions paid to shareholders from:
Net investment income	(0.40)	(0.35)	(0.68)	(0.36)	(0.26)
Net realized gains	(0.31)	(0.60)	(0.24)	–	—	[2]
Total distributions	(0.71)	(0.95)	(0.92)	(0.36)	(0.26)
Net asset value, end of year	$20.44	$19.12	$23.05	$20.35	$18.23

TOTAL RETURN[3]	10.89%	(13.43)%	18.14%	13.78%	22.23%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's omitted)	$8,489	$12,377	$13,236	$23,338	$15,734
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	1.60%	1.60%	1.60%	1.60%	1.60%
Expenses, prior to expense
reimbursements/waivers	2.06%	2.20%	2.06%	2.12%	3.95%
Net investment income	1.34%	1.61%	3.47%	1.77%	2.06%
Portfolio turnover rate	40%	46%	24%	21%	17%

Class C
Net asset value, beginning of year	$17.14	$20.76	$18.41	$16.50	15.00	†
Investment operations:
Net investment income[1]	0.12	0.17	0.47	0.18	0.19	†
Net realized and unrealized gain (loss)	1.57	(2.98)	2.65	1.93	1.41	†
Net Increase (Decrease) in Net Asset Value
from Operations	1.69	(2.81)	3.12	2.11	1.60	†

Distributions paid to shareholders from:
Net investment income	(0.27)	(0.21)	(0.53)	(0.20)	(0.10	)†
Net realized gains	(0.31)	(0.60)	(0.24)	–	—	2,†
Total distributions	(0.58)	(0.81)	(0.77)	(0.20)	(0.10	)†
Net asset value, end of year	$18.25	$17.14	$20.76	$18.41	$16.50	†

TOTAL RETURN[3]	10.08%	(14.07)%	17.28%	12.89%	10.71	%4†

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's omitted)	$9,394	$15,544	$16,206	$10,114	$5,067	†
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	2.35%	2.35%	2.35%	2.35%	2.35	%5†
Expenses, prior to expense
reimbursements/waivers	2.81%	2.45%	2.62%	2.81%	6.67	%5†
Net investment income	0.66%	0.87%	2.39%	1.02%	1.26	%5†
Portfolio turnover rate	40%	46%	24%	21%	17	%4†

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

	Destra Dividend Total Return Fund
	For the	For the	For the	For the	For the
	year	year	year	year	year
	ended	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2016	2015	2014	2013	2012
Class I
Net asset value, beginning of year	$19.14	$23.06	$20.35	$18.23	$15.14
Investment operations:
Net investment income[1]	0.32	0.42	0.73	0.39	0.38
Net realized and unrealized gain (loss)	1.78	(3.34)	2.95	2.14	3.02
Net Increase (Decrease) in Net Asset Value
from Operations	2.10	(2.92)	3.68	2.53	3.40

Distributions paid to shareholders from:
Net investment income	(0.46)	(0.41)	(0.74)	(0.43)	(0.32)
Net realized gains	(0.31)	(0.60)	(0.24)	—	— [2]
Total distributions	(0.77)	(1.01)	(0.98)	(0.43)	(0.32)
Redemption fees	— [2]	0.01	0.01	0.02	0.01
Net asset value, end of year	$20.47	$19.14	$23.06	$20.35	$18.23

TOTAL RETURN[3]	11.24%	(13.14)%	18.52%	14.17%	22.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's omitted)	$18,808	$31,367	$37,488	$13,709	$8,440
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	1.32%	1.32%	1.32%	1.32%	1.32%
Expenses, prior to expense
reimbursements/waivers	1.80%	1.41%	1.59%	1.79%	6.26%
Net investment income	1.65%	1.91%	3.30%	2.02%	2.18%
Portfolio turnover rate	40%	46%	24%	21%	17%

† Data is provided for the period November 1, 2011 (commencement of operations) to September 30, 2012.
1 Based on average shares outstanding.
2 Greater than $0.000, but less than $0.005.
3
Assumes an investment at net asset value at the beginning of period, reinvestment of all distributions for the period and does not include payment of the maximum sales charge or contingent deferred sales charge (CDSC). Total return would have been lower if certain expenses had not been waived or reimbursed by the investment advisor.

4 Not Annualized.
5 Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

	Destra Flaherty & Crumrine Preferred and Income Fund
	For the	For the	For the	For the	For the
	year	year	year	year	year
	ended	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2016	2015	2014	2013	2012
Class A
Net asset value, beginning of year	$17.07	$16.94	$15.98	$16.87	$14.82
Investment operations:
Net investment income[1]	0.78	0.84	0.84	0.88	0.87
Net realized and unrealized gain (loss)	1.03	0.06	0.96	(0.80)	1.70
Net Increase in Net Asset Value from Operations	1.81	0.90	1.80	0.08	2.57

Distributions paid to shareholders from:
Net investment income	(0.68)	(0.77)	(0.84)	(0.97)	(0.52)
Net realized gain	—	—	—	— [2]	—	[2]
Total distributions	(0.68)	(0.77)	(0.84)	(0.97)	(0.52)
Net asset value, end of year	$18.20	$17.07	$16.94	$15.98	$16.87

TOTAL RETURN[2]	10.84%	5.38%	11.49%	0.42%	17.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's omitted)	$78,613	$21,718	$12,532	$21,319	$12,120
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	1.46%	1.50%	1.50%	1.50%	1.50%
Expenses, prior to expense
reimbursements/waivers	1.46%	2.12%	2.26%	1.99%	4.78%
Net investment income	4.46%	4.86%	5.08%	5.22%	5.44%
Portfolio turnover rate	13%	29%	27%	49%	45%

Class C
Net asset value, beginning of year	$17.14	$17.00	$16.03	$16.89	$15.00	†
Investment operations:
Net investment income[1]	0.65	0.71	0.75	0.76	0.72	†
Net realized and unrealized gain (loss)	1.04	0.07	0.93	(0.81)	1.43	†
Net Increase (Decrease) in Net Asset Value
from Operations	1.69	0.78	1.68	(0.05)	2.15	†

Distributions paid to shareholders from:
Net investment income	(0.55)	(0.64)	(0.71)	(0.81)	(0.26	)†
Net realized gain	—	—	—	— [2]	—	2†
Total distributions	(0.55)	(0.64)	(0.71)	(0.81)	(0.26	)†
Net asset value, end of year	$18.28	$17.14	$17.00	$16.03	16.89	†

TOTAL RETURN[2]	10.03%	4.64%	10.68%	(0.34)%	14.49	%4†
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's omitted)	$29,023	$8,408	$5,327	$4,099	$2,549	†
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	2.20%	2.25%	2.25%	2.25%	2.25	%5†
Expenses, prior to expense
reimbursements/waivers	2.20%	2.69%	3.10%	3.09%	8.58	%5†
Net investment income	3.69%	4.09%	4.47%	4.51%	4.86	%5†
Portfolio turnover rate	13%	29%	27%	49%	45	%4†

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

	Destra Flaherty & Crumrine Preferred and Income Fund
	For the	For the	For the	For the	For the
	year	year	year	year	year
	ended	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2016	2015	2014	2013	2012
Class I
Net asset value, beginning of year	$17.00	$16.86	$15.89	$16.79	$14.79
Investment operations:
Net investment income[1]	0.83	0.88	0.92	0.92	0.95
Net realized and unrealized gain (loss)	1.03	0.06	0.92	(0.80)	1.67
Net Increase in Net Asset Value from Operations	1.86	0.94	1.84	0.12	2.62

Distributions paid to shareholders from:
Net investment income	(0.73)	(0.82)	(0.88)	(1.03)	(0.62)
Net realized gain	—	—	—	— [3]	— [3]
Total distributions	(0.73)	(0.82)	(0.88)	(1.03)	(0.62)
Redemption fees	0.01	0.02	0.01	0.01	— [2]
Net asset value, end of year	$18.14	$17.00	$16.86	$15.89	$16.79

TOTAL RETURN[2]	11.24%	5.77%	11.93%	0.72%	18.15%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's omitted)	$129,427	$29,417	$22,260	$15,268	$12,577
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	1.19%	1.22%	1.22%	1.22%	1.22%
Expenses, prior to expense
reimbursements/waivers	1.19%	1.47%	1.64%	1.55%	5.19%
Net investment income	4.75%	5.10%	5.58%	5.50%	5.86%
Portfolio turnover rate	13%	29%	27%	49%	45%

† Data is provided for the period November 1, 2011 (commencement of operations) to September 30, 2012.
1. Based on average shares outstanding.
2.
Assumes an investment at net asset value at the beginning of period, reinvestment of all distributions for the period and does not include payment of the maximum sales charge or contingent deferred sales charge (CDSC). Total return would have been lower if certain expenses had not been waived or reimbursed by the invest advisor.

3. Greater than $0.000, but less than $0.005.
4. Not Annualized.
5. Annualized.
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

		Destra Focused Equity Fund
	For the	For the	For the	For the	For the
	year	year	year	year	year
	ended	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2016	2015	2014	2013	2012
Class A
Net asset value, beginning of year	$21.92	$22.46	$19.75	$16.76	$13.74
Investment operations:
Net investment income (loss)[1]	(0.03)	(0.11)	(0.11)	0.01	(0.06)
Net realized and unrealized gain (loss)	(0.45)	0.96	3.28	3.04	3.08
Net Increase (Decrease) in Net Asset Value
from Operations	(0.48)	0.85	3.17	3.05	3.02

Distributions paid to shareholders from:
Net investment income	—	—	—	(0.06)	—	[3]
Net realized gains	(0.53)	(1.39)	(0.46)	—	—	[3]
Return of capital	—	—	—	—	—	[3]
Total distributions	(0.53)	(1.39)	(0.46)	(0.06)	—	[3]
Net asset value, end of year	$20.91	$21.92	$22.46	$19.75	$16.76

TOTAL RETURN[2]	(2.33)%	3.48%	16.25%	18.29%	22.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's omitted)	$9,660	$12,364	$13,298	$36,353	$21,761
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	1.60%	1.60%	1.60%	1.60%	1.60%
Expenses, prior to expense
reimbursements/waivers	1.77%	2.22%	1.83%	1.89%	3.75%
Net investment income (loss)	(0.14)%	(0.49)%	(0.52)%	0.04%	(0.33)%
Portfolio turnover rate	52%	36%	58%	40%	42%

Class C
Net asset value, beginning of year	$21.08	$21.80	$19.32	$16.46	$15.00	†
Investment operations:
Net investment loss[1]	(0.19)	(0.28)	(0.27)	(0.12)	(0.16	)†
Net realized and unrealized gain (loss)	(0.42)	0.95	3.21	2.98	1.62	†
Net Increase (Decrease) in Net Asset Value
from Operations	(0.61)	0.67	2.94	2.86	1.46	†

Distributions paid to shareholders from:
Net realized gains	(0.53)	(1.39)	(0.46)	—	—	†
Net asset value, end of year	$19.94	$21.08	$21.80	$19.32	$16.46	†

TOTAL RETURN[2]	(3.05)%	2.73%	15.40%	17.38%	9.73	%†5

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's omitted)	$4,768	$6,972	$5,013	$2,891	$1,955	†
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	2.35%	2.35%	2.35%	2.35%	2.35	%†4
Expenses, prior to expense
reimbursements/waivers	2.52%	2.72%	3.00%	3.44%	11.11	%†4
Net investment loss	(0.90)%	(1.25)%	(1.32)%	(0.67)%	(1.09	)%†4
Portfolio turnover rate	52%	36%	58%	40%	42	%†5

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

		Destra Focused Equity Fund
	For the	For the	For the	For the	For the
	year	year	year	year	year
	ended	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2016	2015	2014	2013	2012
Class I
Net asset value, beginning of year	$22.14	$22.61	$19.81	$16.81	$13.76
Investment operations:
Net investment income (loss)[1]	0.03	(0.05)	(0.06)	0.06	(0.01)
Net realized and unrealized gain (loss)	(0.45)	0.96	3.30	3.04	3.09
Net Increase (Decrease) in Net Asset Value
from Operations	(0.42)	0.91	3.24	3.10	3.08

Distributions paid to shareholders from:
Net investment income	—	—	—	(0.11)	(0.01)
Net realized gains	(0.53)	(1.39)	(0.46)	—	—
Return of capital	—	—	—	—	(0.03)
Total distributions	(0.53)	(1.39)	(0.46)	(0.11)	(0.04)
Redemption fees	— [3]	0.01	0.02	0.01	0.01
Net asset value, end of year	$21.19	$22.14	$22.61	$19.81	$16.81

TOTAL RETURN[2]	(2.03)%	3.78%	16.66%	18.61%	22.53%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's omitted)	$46,579	$55,553	$51,841	$22,743	$15,014
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	1.32%	1.32%	1.32%	1.32%	1.32%
Expenses, prior to expense
reimbursements/waivers	1.52%	1.37%	1.41%	1.53%	4.42%
Net investment income (loss)	0.12%	(0.22)%	(0.29)%	0.35%	(0.07)%
Portfolio turnover rate	52%	36%	58%	40%	42%

† Data is provided for the period November 1, 2011 (commencement of operations) to September 30, 2012.
1 Based on average shares outstanding.
2
Assumes an investment at net asset value at the beginning of period, reinvestment of all distributions for the period and does not include payment of the maximum sales charge or contingent deferred sales charge (CDSC). Total return would have been lower if certain expenses had not been waived or reimbursed by the investment advisor.

3 Greater than $0.000, but less than $0.005.
4 Annualized.
5 Not Annualized.
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

Destra
Wolverine
Alternative
Opportunities
Fund
(Consolidated)
For the Period
October 7,
2015*
through
September 30,
2016
Class A
Net asset value, beginning of period	$10.00

Investment operations:
Net investment loss[1]	(0.01)
Net realized and unrealized gain	0.24
Net Increase in Net Asset Value from Operations	0.23

Distributions paid to shareholders from:
Net investment income	—[2]
Net realized gains	(0.02)
Total distributions	(0.02)
Net asset value, end of period	$10.21

TOTAL RETURN[3]	2.27%[4]

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's omitted)	$534
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	2.00%[5]
Expenses, prior to expense reimbursements/waivers	2.42%[5]
Net investment loss	(0.07)%[5]
Portfolio turnover rate	424%[4]

Class C
Net asset value, beginning of period	$10.00
Investment operations:
Net investment loss[1]	(0.08)
Net realized and unrealized gain	0.23
Net Increase in Net Asset Value from Operations	0.15

Distributions paid to shareholders from:
Net investment income	—
Net realized gains	(0.02)
Total distributions	(0.02)
Net asset value, end of period	$10.13

TOTAL RETURN[3]	1.46%[4]

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's omitted)	$515
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	2.75%[5]
Expenses, prior to expense reimbursements/waivers	3.16%[5]
Net investment loss	(0.84)%[5]
Portfolio turnover rate	424%[4]

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

Destra
Wolverine
Alternative
Opportunities
Fund
(Consolidated)
For the Period
October 7,
2015*
through
September 30,
2016
Class I
Net asset value, beginning of period	$10.00

Investment operations:
Net investment income[1]	0.02
Net realized and unrealized gain	0.24
Net Increase in Net Asset Value from Operations	0.26

Distributions paid to shareholders from:
Net investment income	(0.03)
Net realized gains	(0.02)
Total distributions	(0.05)
Net asset value, end of period	$10.21

TOTAL RETURN[3]	2.53%[4]

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's omitted)	$50,375
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	1.75%[5]
Expenses, prior to expense reimbursements/waivers	2.16%[5]
Net investment income	0.16%[5]
Portfolio turnover rate	424%[4]

*	Commencement of operations.
1	Based on average shares outstanding.
2	Greater than $0.000, but less than $0.005.
3
Assumes an investment at net asset value at the beginning of period, reinvestment of all distributions for the period and does not include payment of the maximum sales charge or contingent deferred sales charge (CDSC). Total return would have been lower if certain expenses had not been waived or reimbursed by the investment advisor.

4	Not annualized.
5	Annualized.

The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2016
1. ORGANIZATION
Destra Investment Trust and Destra Investment Trust II (the "Trust") was organized as a Massachusetts business trust on May 25, 2010 and January 27, 2011 respectively, as an open-end investment company, under the Investment Company Act of 1940, as amended (the "1940 Act"). Effective September 29, 2016 Destra Investment Trust and Destra Investment Trust II merged to become Destra Investment Trust. As of September 30, 2016, the Trust consisted of four series (collectively, the "Funds" and each individually a "Fund"):

Diversification
Fund
Destra Dividend Total Return Fund ("Dividend Total Return Fund")
Destra Flaherty & Crumrine Preferred and Income Fund ("Preferred and Income Fund")
Destra Focused Equity Fund ("Focused Equity Fund")
Destra Wolverine Alternative Opportunities Fund ("Wolverine Alternative Opportunities Fund")
Classification Diversified Non-diversified Non-diversified Diversified

The Dividend Total Return Fund's investment objective is to seek long-term total return and current income. The Flaherty & Crumrine Preferred and Income Fund's investment objective is to seek total return with an emphasis on high current income. The Focused Equity Fund's investment objective is to seek long-term capital appreciation. The Wolverine Alternative Opportunity Fund's investment objective is to seek long-term capital appreciation by investment in broad assets classes. Each Fund currently offers three classes of shares, Classes A, C, and I. All share classes have equal rights and voting privileges, except in matters affecting a single class. Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own investment objective, policies and strategies. The Funds follows the accounting and reporting guidance in FASB Accounting Standard Codification 946.
2. CONSOLIDATION OF SUBSIDIARIES
The Destra Wolverine Asset Subsidiary (the "Subsidiary"), a Cayman Islands exempted company, is a wholly owned subsidiary of Wolverine Alternative Opportunities Fund.
The Consolidated Portfolio of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the Wolverine Alternative Opportunities Fund listed below include the accounts of wholly owned subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.
A summary of Wolverine Alternative Opportunities Fund's investment in its corresponding subsidiary is as follows:

		Subsidiary	% of Fund's Total
	Inception Date	Net Assets at	Net Assets at
Fund	of Subsidiary	September 30, 2016	September 30, 2016
Wolverine Alternative Opportunities Fund	October 7, 2015	$4,628,882	9.0%

3. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds:
Investment Valuation
Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter ("OTC") market on which such securities are traded, as of the close of regular trading on the New York Stock Exchange ("NYSE") on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the prices supplied by the pricing agent for such securities, if available, and otherwise shall be valued at the available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds value these securities at fair value as determined in accordance with procedures approved by the Board of Trustees. Short-term securities with maturities of 60 days or less at time of purchase and of sufficient credit quality are valued at amortized cost, which approximates market value.

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2016 (CONTINUED)
For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security's (or asset's) "fair value".
Such "fair value" is the amount that a Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security's disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company's financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g., the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).
Futures contracts generally will be valued at the settlement or closing price determined by the applicable exchange.
In accordance with Financial Accounting Standards Board's Accounting Standards Codification, Section 820-10, Fair Value Measurements and Disclosures ("ASC 820-10"), fair value is defined as the price that each Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820-10 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g., yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g., discounted cash flow analysis; non-market based methods used to determine fair valuation).
The Funds value Level 1 securities using readily available market quotations in active markets. The Funds value Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Funds value Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management. For Level 3 securities, the Funds estimate fair value based upon a variety of observable and non-observable inputs using procedures established in good faith by management. The Funds' procedures are approved by the Board of Trustees.
The following table represents each of the Fund's investments carried on the Statement of Assets and Liabilities by caption and by Level within the fair value hierarchy as of September 30, 2016:

Dividend Total Return Fund
	Level 1	Level 2	Level 3	Total
Common Stocks*	$36,839,748	$ —	$ —	$36,839,748
Money Market Mutual Fund	194,956			194,956
Total Investments in Securities	$37,034,704	$ —	$ —	$37,034,704

Flaherty & Crumrine Preferred and Income Fund
	Level 1	Level 2	Level 3	Total
Preferred Securities*	$92,653,791	$127,549,290	$ —	$220,203,081
Corporate Bonds*	3,081,152	2,212,660†	—	5,293,812
Common Stocks*	1,162,722	—	—	1,162,722
Money Market Mutual Fund	7,683,662			7,683,662
Total Investments in Securities	$104,581,327	$129,761,950	$ —	$234,343,277

Focused Equity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks*	$60,369,090	$ —	$ —	$60,369,090
Money Market Mutual Fund	546,493	—	—	546,493
Total Investments in Securities	$60,915,583	$ —	$ —	$60,915,583

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2016 (CONTINUED)

Wolverine Alternative Opportunities Fund
	Level 1	Level 2	Level 3	Total
Investment Companies*	$41,185,772	$ —	$ —	$41,185,772
Money Market Mutual Fund	6,209,034	—	—	6,209,034
Total Investments in Securities	$47,394,806	$ —	$ —	$47,394,806
Other Financial Instruments**	$ (20,996)	$ —	$ —	$ (20,996)

It is the Funds' policy to recognize transfers in and out at the fair value as of the beginning of the period.
† $1,504,089 was transferred into level 2 from level 1 as result of lack of readily available market quotations in active markets. Level 2 securities were fair valued using quotations or evaluated process from a third party pricing service.
* Please refer to the schedule of investments to view securities segregated by industry.
** Derivative instruments, including futures contracts, are valued at the net unrealized appreciation (depreciation) on the instruments.
Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date basis. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.
Allocation of Income and Expenses
In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each Fund is charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs.
The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates (if actual amounts are not available) and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.
The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Cash and Cash Equivalents
Cash and cash equivalents includes US dollar deposits at bank accounts at amounts which may exceed insured limits. The Funds are subject to risk to the extent that the institutions may be unable to fulfill their obligations.
Indemnification
In the normal course of business, the Funds may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Each Fund's maximum exposure under these arrangements is unknown. However, since their commencement of operations, the Funds have not had claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Distributions to Shareholders
The Funds intend to pay substantially all of their net investment income to shareholders through annual distributions. In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles ("GAAP").

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2016 (CONTINUED)
Use of Estimates
The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.
4. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS
Advisory Agreement
Pursuant to an Investment Advisory Agreement (the "Agreement") between each Fund and Destra Capital Advisors LLC, the Fund's investment advisor (the "Advisor"), subject to the oversight of the Trust's Board of Trustees, the Advisor is responsible for managing the investment and reinvestment of the assets of each Fund in accordance with each Fund's investment objectives and policies and limitations and providing day-to-day administrative services to the Funds either directly or through others selected by it for the Funds. The Advisor receives an annual fee payable monthly, at an annual rate of 0.85%, 0.75%, 0.85% and1.20% respectively, of the average daily net assets of the Dividend Total Return Fund, Flaherty & Crumrine Preferred and Income Fund, Focused Equity Fund and Wolverine Alternative Opportunities Fund.
The Trust and the Advisor have a fee waiver and expense arrangement whereby the Advisor has agreed to waive its fee and/or reimburse the other expenses to the extent necessary to reduce the expense ratios of Class A, Class C, and Class I of Dividend Total Fund to 1.60%, 2.35%, and 1.32%, respectively, Class A, Class C, and Class I of Flaherty & Crumrine Preferred and Income Fund to 1.50%, 2.25%, and 1.22%, respectively, Class A, Class C and Class I of Focused Equity Fund to 1.60%, 2.35%, and 1.32%, respectively, and of Class A, Class C and Class I of Wolverine Alternative Opportunities to 2.00%, 2.75%, and 1.75%, respectively. This waiver will continue in effect until December 31, 2027. The waiver may be terminated or modified prior to December 31, 2027 only with the approval of the Board of Trustees. The expense ratio for each class represents the ratio of the total annual operating expenses of the class (excluding interest, taxes, brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, distribution and extraordinary expenses, if any) to the average net assets of the class.
To the extent that the expense ratios of the Funds are less than the Fund's applicable expense cap, the Advisor may recover a portion of the reimbursed amount for the Funds equal to the amount of the expense cap less the actual expense ratio for the Funds for up to three (3) years from the date the fee or expense was incurred during the expense cap term.

The following table presents amounts eligible for recovery at September 30, 2016:
		Destra Flaherty &
	Destra	Crumrine	Destra	Destra Wolverine
	Dividend Total	Preferred and	Focused	Alternative
	Return Fund	Income Fund	Equity Fund	Opportunities Fund
For eligible expense reimbursements expiring:
September 30, 2017	$194,798	$230,241	$128,955	$—
September 30, 2018	144,143	202,377	135,212	—
September 30, 2019	216,581	—	137,311	200,640
	$555,522	$432,618	$401,478	$200,640

Sub-Advisory Agreement
The Preferred and Income Fund has retained Flaherty & Crumrine Incorporated ("Flaherty") to serve as its investment sub-advisor. Focused Equity Fund has retained WestEnd Advisors LLC ("WestEnd") as its investment sub-advisor. Dividend Total Return Fund has retained with Hilton Capital Management, LLC ("Hilton") as its investment sub-advisor.
The Advisor has agreed to pay from its own assets an annualized sub-advisory fee to Flaherty, WestEnd and Hilton equal to one half of the net advisory fees collected by the Advisor from each respective Fund, net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Advisor in respect of each Fund (excluding Wolverine Alternative Opportunities)
The Advisor has agreed to pay from its own assets an annualized sub-advisory fee to Wolverine an amount equal to (a) 100% of the net advisory fees paid to the Advisor for its services to the Wolverine Alternative Opportunities Fund for the first $50 million of assets in the Fund; (b) 75% of the net advisory fees paid to the Advisor for its services to the Fund in excess of $50 million up to $150 million of assets in the Fund; and (c) 50% of the net advisory fees paid to the Advisor

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2016 (CONTINUED)
for its services to the Fund for assets in excess of $150 million. The fees paid to Wolverine by the Advisor shall be net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Advisor in respect of the Wolverine Alternative Opportunities Fund.
Administrator, Custodian and Accounting Agent
The Bank of New York Mellon serves as each Fund's Administrator, Custodian and Accounting Agent pursuant to the Fund Administration and Accounting Agreements. The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as each Fund's Transfer Agent. BNY Mellon Investment Services (U.S.) Inc. is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
5. DISTRIBUTION AND SERVICE PLANS
The Funds' Class A and Class C shares have adopted a Distribution Plan ("Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan is a compensation type plan that permits the payment at an annual rate of up to 0.25% and 1.00% of the average daily net assets of the Funds' Class A and C shares, respectively. Payments are made to Destra Capital Investments LLC, the Funds' distributor (the "Distributor"), who may make ongoing payments to financial intermediaries based on the value of each Fund's shares held by such intermediaries' customers.
6. FEDERAL INCOME TAX MATTERS
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for US federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Funds do not expect to be subject to US federal excise tax.
For the year ended September 30, 2016, the cost of investments on a tax basis, including any adjustment for financial reporting purposes, was as follows:

		Gross	Gross	Net Unrealized
	Cost of	Unrealized	Unrealized	Appreciation
	Investments	Appreciation	Depreciation	(Depreciation)
Dividend Total Return Fund	$31,380,343	$6,592,827	$(938,466)	$5,654,361
Flaherty & Crumrine Preferred and
Income Fund	222,563,354	12,686,454	(906,531)	11,779,923
Focused Equity Fund	51,223,061	12,225,457	(2,532,935)	9,692,522
Wolverine Alternative Opportunities Fund	46,174,900	1,393,402	(173,496)	1,219,906

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, investments in trust preferred securities, and deferral of post-October losses. For the year ended September 30, 2016, the components of accumulated earnings/loss on tax-basis were as follows:

			Accumulated		Net	Total
	Undistributed	Undistributed	Capital	Temporary	Unrealized	Accumulated
	Ordinary	Capital	and Other	Book/Tax	Appreciation	Earnings
	Income	Gains	Losses	Differences	(Depreciation)	(Losses)
Dividend Total Return Fund	$—	$—	$—	$(55)	$5,654,361	$5,654,306
Flaherty & Crumrine Preferred
and Income Fund	66,402	—	(111,336)	(3,209)	11,779,923	11,731,780
Focused Equity Fund	—	3,659,542	(13,246)	—	9,692,522	13,338,818
Wolverine Alternative
Opportunities Fund	1,391,823	—	(1,501,644)	(1,394,937)	1,219,906	(284,852)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of investments in trust preferred securities and real estate investment trusts. Results of operations and net assets were not affected by these reclassifications.

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2016 (CONTINUED)
For the year ended September 30, 2016, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

		Accumulated
	Undistributed	Net Realized
	Net Investment	Loss On	Paid-In
	Income	Investments	Capital
Dividend Total Return Fund	$248,459	$(258,654)	$10,195
Flaherty & Crumrine Preferred and Income Fund	128,788	(128,788)	—
Focused Equity Fund	—	—	—
Wolverine Alternative Opportunities Fund	71,490	(1,393,203)	1,321,713

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.
At September 30, 2016, for Federal income tax purposes, the Funds had capital loss carryforwards available to offset future capital gains as per the guidelines set forth in the Act:

	Short-Term	Long-Term
	Capital Loss	Capital Loss
	Carryforward	Carryforward
Dividend Total Return Fund	$—	$—
Flaherty & Crumrine Preferred and Income Fund	57,656	—
Focused Equity Fund	—	—
Wolverine Alternative Opportunities Fund	—	—

Certain net losses incurred after October 31 and December 31, and within the taxable year or period are deemed to arise on the first business day of the Funds' next taxable year. For the year ended September 30, 2016, the Funds deferred to October 1, 2016 these losses of:

			Late Year
			Ordinary
	Short-Term	Long-Term	Losses
Dividend Total Return Fund	$1,057,190	$2,453,530	$—
Flaherty & Crumrine Preferred and Income Fund	53,680	—	—
Focused Equity Fund	—	—	13,246
Wolverine Alternative Opportunities Fund	1,508,926	(7,282)	—

The tax character of distributions paid for the year ended September 30, 2016, were as follows:
			Distributions
		Distributions	Paid From
		Paid From	Long-Term
		Ordinary	Capital
		Income	Gains
Dividend Total Return Fund		$896,672	$831,841
Flaherty & Crumrine Preferred and Income Fund		6,161,523	—
Focused Equity Fund		—	1,805,112
Wolverine Alternative Opportunities Fund 204,752			—

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2016 (CONTINUED)
7. INVESTMENT TRANSACTIONS
For the year September 30, 2016, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments were as follows:

	Purchases	Sales
Dividend Total Return Fund	$18,218,908	$43,479,365
Flaherty & Crumrine Preferred and
Income Fund	176,113,233	17,534,134
Focused Equity Fund	36,158,853	47,697,282
Wolverine Alternative
Opportunities Fund*	194,437,710	152,820,481

* For the period October 7, 2015 (commence of operations) through September 30, 2016.
8. PURCHASES AND REDEMPTIONS OF SHARES
Purchases of Class A shares are subject to an initial sales charge of 4.50% on purchases of less than $1,000,000. The Funds' Class A, C, and I shares are purchased at prices per share as determined at the close of the regular trading session of the NYSE after a purchase order is received in good order by the Funds or their authorized agent. Some authorized agents may charge a separate or additional fee for processing the purchase of shares.
Redemption requests will be processed at the next net asset value per share calculated after a redemption request is accepted. The Fund charges this fee in order to discourage short-term investors. The Funds retain this fee for the benefit of the remaining shareholders.
A contingent deferred sales charge of 1.00% applies on Class C shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors as described in the Funds' Prospectus.
9. DERIVATIVE FINANCIAL INSTRUMENTS
Codification Topic 815 ("ASC 815"), Derivatives and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk- related contingent features in derivative agreements. The Wolverine Alternative Opportunities Fund invested in derivatives futures contracts for the period ended September 30, 2016.
Futures Contracts
Certain Funds may invest in futures contracts ("futures") in order to replicate exposures to their respective underlying index components. Investments in futures may increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments a Fund holds. No price is paid or received by a Fund upon the purchase of a futures contract.
Upon entering into a futures contract, a Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities, if any, deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities.
During the fiscal year ended September 30, 2016 Wolverine Alternative Opportunities Fund utilized futures contracts to effect short exposure to emerging markets equity returns, currency returns and commodity returns, The open futures contracts at September 30, 2016, are listed in the Portfolio of Investments. The variation margin receivable or payable, if applicable, is included in the Statements of Assets and Liabilities.

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2016 (CONTINUED)
At September 30, 2016, the fair value of derivatives instruments reflected on the Statement of Assets and Liabilities was $(20,996) (includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments). Only unsettled variation margin is reported within the Statements of Assets and Liabilities, if any.
Realized gain on derivative instrument reflected on the Statement of Operation during the period ended September 30, 2016 was $1,492,779.
For the fiscal year ended September 30, 2016, the monthly average notional value of futures held by Wolverine Alternative Opportunities Fund was $9,408,378.
10. PRINCIPAL RISKS
Risk is inherent in all investing. The value of your investment in the Funds, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Funds or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Funds.
Credit and Counterparty Risk—Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments. Credit risk may be heightened for the Destra Focused Equity Fund because the Fund may invest in "high yield" or "high risk" securities; such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends and interest and repay principal.
Equity Securities Risk—Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions.
Interest Rate Risk—If interest rates rise, in particular, if long-term interest rates rise, the prices of fixed-rate securities held by a Fund will fall.
Market Risk and Selection Risk—Market risk is the risk that one or more markets in which the Funds invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Funds' management will underperform the markets, the relevant indices or the securities selected by other Funds with similar investment objectives and investment strategies. This means you may lose money.
11. SUBSEQUENT EVENTS
The Funds evaluated subsequent events through the date the financial statements were available for issuance and determined that there were no additional material events that would require adjustment to or disclosure in the Funds' financial statements except as noted below.
Effective October 1, 2016, the Board of trustees has taken action to replace Dividend Total Return's, previous investment sub-advisor, Miller/Howard Investments, Inc. ("Miller/Howard") with Hilton Capital Management, LLC ("Hilton").
Effective October 1, 2016, the expense structure for the Class I Shares will change as follows:
Dividend Total Return Fund Class I maximum expense ratio changed from 1.32% to 1.35%
Flaherty & Crumrine Preferred and Income Fund Class I maximum expense ratio changed from 1.22% to 1.25%
Focus Equity Fund Class I maximum expense ratio changed from 1.32% to 1.35%

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Board of Trustees and Shareholders
The Destra Investment Trust
We have audited the accompanying statements of assets and liabilities of The Destra Investment Trust, comprising the Destra Dividend Total Return Fund, the Destra Flaherty & Crumrine Preferred and Income Fund, the Destra Focused Equity Fund and the Destra Wolverine Alternative Opportunities Fund (collectively "the Funds"), including the schedules of investments as of September 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the two years in the period then ended for the Destra Dividend Total Return Fund, the Destra Flaherty & Crumrine Preferred and Income Fund and the Destra Focused Equity Fund; the related statement of operations, the statement of changes in nets assets, and the financial highlights for the period October 7, 2015 (commencement of operations) through September 30, 2016, for the Destra Wolverine Alternative Opportunities Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended September 30, 2014, September 30, 2013 and September 30, 2012 for the Destra Dividend Total Return Fund, the Destra Flaherty & Crumrine Preferred and Income Fund and the Destra Focused Equity Fund were audited by other auditors. Those auditors expressed an unqualified opinion on the financial statements and the financial highlights in their report dated November 24, 2014.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the aforementioned Funds of the Destra Investment Trust as of September 30, 2016, and the results of their operations, changes in net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.
Chicago, Illinois
November 25, 2016

SUPPLEMENTAL INFORMATION
(UNAUDITED)
Federal Tax Status of Dividends Declared during the Tax Year
For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction ("DRD"), and the individual qualified dividend rate ("QDI") is presented below.

Fund	DRD	QDI
Dividend Total Return Fund	100.00%	100.00%
Flaherty & Crumrine Preferred and Income Fund	75.00%	93.00%
Focused Equity Fund	0.00%	0.00%
Wolverine Alternative Opportunities Fund	23.00%	10.00%

BOARD CONSIDERATIONS REGARDING THE APPROVAL OF THE
INVESTMENT MANAGEMENT AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS
(UNAUDITED)
At a regular joint meeting on August 8, 2016, the Boards of Trustees (each a "Board" and together the "Boards") of Destra Investment Trust and Destra Investment Trust II (each a "Trust" and together the "Trusts"), including all of the Trustees who have no direct or indirect interest in the Advisory Agreements (as defined below) and are not "interested persons" of the Trusts, as defined in the Investment Company Act of 1940, as amended (the "Independent Trustees"), unanimously approved the renewal of the following investment advisory agreements:
•
The advisory agreement between Destra Capital Advisors LLC (the "Advisor") and Destra Investment Trust on behalf of each of its series, the Destra Dividend Total Return Fund (the "Total Return Fund") and the Destra/Wolverine Alternative Opportunities Fund (the "Wolverine Fund"); and

•
The advisory agreement between the Advisor and Destra Investment Trust II on behalf of each of its series, the Destra Focused Equity Fund (the "Equity Fund") and the Destra Preferred and Income Securities Fund (the "Income Fund").

(The funds described above are referred to as the "Funds.")
Also at the August 8, 2016 joint meeting, the Boards, including the Independent Trustees, approved the renewal of the following sub-advisory agreements for their respective Funds:
•	Sub-advisory agreement with Wolverine Asset Management, LLC ("Wolverine") for the Wolverine Fund;
•	Sub-advisory agreement with WestEnd Advisors LLC ("WestEnd") for the Equity Fund; and
•	Sub-advisory agreement with Flaherty & Crumrine, Inc. ("Flaherty") for the Income Fund.
At the August 8, 2016 joint meeting and also at special meetings on September 7, 2016 and September 13, 2016, the Destra Investment Trust Board considered a proposed interim sub-advisory agreement (the "Interim Advisory Agreement") to be entered into with Hilton Capital Management LLC ("Hilton") for the Total Return Fund. Pursuant to the Interim Advisory Agreement, Hilton would replace Miller/Howard Investments, Inc. as the sub-advisor for the Total Return Fund effective as of October 1, 2016. At the special meeting on September 13, 2016, the Destra Investment Trust Board, including the Independent Trustees, unanimously approved the Interim Advisory Agreement.
(The Interim Sub-Advisory Agreement, the advisory agreements described above and the sub-advisory agreements described above are referred to as the "Advisory Agreements." Wolverine, WestEnd, Flaherty and Hilton are referred to as the "Sub-Advisors.")
In connection with the Boards' review of the Advisory Agreements, the Independent Trustees requested, and the Advisor and Sub-Advisors provided, information regarding a variety of matters. The Boards considered, among other things, the following information for each Fund:
•	Information concerning the business operations and financial condition of the Advisor and each Sub-Advisor;
•	Information concerning the personnel, operations and compensation arrangements of the Advisor and each Sub- Advisor;
•	Information concerning the fees and expenses of each Fund;
•	Information concerning the performance and management of each Fund;
•	Information concerning portfolio transactions of each Fund; and
•	Information concerning compliance policies and procedures of the Advisor and each Sub-Advisor.
In connection with their review of the Interim Sub-Advisory Agreement, and in addition to the information set forth above, the Independent Trustees of the Destra Investment Trust requested, and Hilton and the Advisor provided, information regarding a variety of matters related to the Interim Sub-Advisory Agreement, including:
•	Hilton's experience in managing funds with investment objectives and strategies that are similar to the Total Return Fund and the performance of those funds;
•	Changes in the portfolio holdings of the Total Return Fund that Hilton would propose to make if appointed as Sub-Advisor of the Total Return Fund;
•	Potential changes in the investment management style and the management services that would be provided to the Total Return Fund if Hilton is appointed as Sub-Advisor of the Total Return Fund;
•	Confirmation that there would not be fee and expense increases borne by the Total Return Fund or its shareholders if Hilton is appointed as Sub-Advisor of the Total Return Fund; and

BOARD CONSIDERATIONS REGARDING THE APPROVAL OF THE
INVESTMENT MANAGEMENT AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS
(UNAUDITED)
•	The anticipated relationship between Hilton and the Total Return Fund beyond the term of the Interim Sub- Advisory Agreement.
In determining to approve the Advisory Agreements, the Boards considered their duties under the Investment Company Act of 1940, as amended (the "1940") as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; and the various factors to be considered by the Boards in voting to approve such agreements.
To assist the Boards in their consideration of the Advisory Agreements, the Independent Trustees received materials in advance of the Board meetings from the Advisor and the Sub-Advisors. The Independent Trustees also had discussions with the Advisor and the Sub-Advisors concerning the Advisory Agreements. The Independent Trustees met separately with independent legal counsel to discuss the information provided by the Advisor and the Sub-Advisors and the legal standards to be followed by the Trustees in considering whether to approve the Advisory Agreements.
Nature, Extent and Quality of Services to be Provided
The Independent Trustees reviewed and analyzed materials and information concerning the background, experience and capabilities of the Advisor, Sub-Advisors and their respective portfolio managers and other investment and administrative personnel. The Independent Trustees considered, among other factors, the capabilities and quality of the investment management, research and trade execution personnel of the Advisor and each Sub-Advisor and other resources they would dedicate to providing services to the Funds. The Independent Trustees also considered the Advisor's and Sub-Advisors' ability to provide administrative and operational services to the Funds and their financial capacity to perform the services required of them under the Advisory Agreements. In addition, the Independent Trustees considered matters related to the Advisor's and Sub-Advisors' compliance programs and compliance history, as well as their representations that they are not the subject of any legal, regulatory or other proceedings likely to have a material adverse effect on their ability to provide services to the Funds.
Investment Advisory Fee Rate and Other Expenses
The Independent Trustees reviewed and considered the contractual investment advisory fee rate to be paid by each Fund to the Advisor and its respective Sub-Advisor for investment management services under the Advisory Agreements. The Independent Trustees also reviewed and considered information regarding each Fund's total expense ratio and its various expense components. The investment advisory fee rates and expense ratios for each Fund were compared against a peer group for each such Fund. The peer group was based on fund categories established by a leading third-party provider of independent investment research on the mutual fund industry. The Independent Trustees also considered the Advisor's continuing agreement to cap the total operating expense ratios for the Funds by waiving and/or reimbursing certain expenses. The Independent Trustees concluded that the investment advisory fee rates to be paid by the Funds are reasonable in light of the services covered by the Advisory Agreements and that the expense structure of the Funds supported the approval of the Advisory Agreements.
Fund Investment Performance
The Independent Trustees noted that their ability to evaluate performance of each Fund is somewhat limited by the fact that the Funds have a relatively short history (the Wolverine Fund was launched in October, 2015 and the remaining Funds were launched in April, 2011) and relatively limited assets under management (as of June 30, 2016, the Income Fund had approximately $195 million of assets under management and the remaining Funds each had assets under management of not more than $65 million). The Independent Trustees nevertheless evaluated the performance of each Fund against each its peer group. The Independent Trustees noted the performance challenges experienced by the Total Return Fund and the potential for improving performance through the proposed change in Sub-Advisor.
Cost of Services to be Provided and Profitability
The Independent Trustees noted that their ability to evaluate the Advisor's and Sub-Advisors' costs in providing services to the Funds, as well as the profitability of the Advisor's and Sub-Advisors' relationship with the Funds, is limited by the relatively short period of time in which the Advisor and Sub-Advisors have managed the Funds. The Independent Trustees nevertheless reviewed profitability projections that were provided by the Advisor and Sub-Advisors. The Independent Trustees noted the impact that a growth in assets under management would likely have on profitability. The Independent Trustees concluded that the projected profitability of the Advisor's and Sub-Advisor's relationship with the Funds was reasonable and within acceptable parameters. The Independent Trustees noted that they would continue to monitor and evaluate the Advisor's and Sub-Advisors' cost of services and profitability on an ongoing basis.

BOARD CONSIDERATIONS REGARDING THE APPROVAL OF THE
INVESTMENT MANAGEMENT AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS
(UNAUDITED)
Economies of Scale
The Independent Trustees received and evaluated information regarding the potential to realize economies of scale with respect to management of the Funds, whether the Funds would appropriately benefit from any economies of scale and whether there was any potential for realization of economies of scale. The Independent Trustees noted that a material growth in assets under management is expected to result in certain economies of scale for the Adviser and Sub-Advisors over time. The Independent Trustees noted that they would continue to evaluate economies of scale as assets under management grow.
Other Benefits to the Adviser
The Independent Trustees received and reviewed information regarding any expected "fall-out" or ancillary benefits to be received by the Advisor, the Sub-Advisors and their affiliates as a result of their relationships with the Funds. The Independent Trustees noted that the Advisor and Sub-Advisors may derive reputational benefits from their association with the Funds and with each other. The Independent Trustees also evaluated commissions to be earned by a broker-dealer affiliate of Wolverine in executing trades for the Wolverine Fund. The Independent Trustees concluded that the fall-out benefits received by the Advisor and Sub-Advisors were reasonable and within acceptable parameters.
Summary
After an evaluation of the factors described above and based on its deliberations and analysis of the information provided, the Boards, including all of the Independent Trustees voting separately, approved the Advisory Agreements. Each Trustee applied his business judgment to determine whether the arrangements between the Trust, the Advisor and the Sub-Advisors are reasonable from the perspective of each Fund and its shareholders. No single factor was identified as determinative in the Boards' analysis or any Independent Trustee's analysis.

TRUSTEES AND OFFICERS
(UNAUDITED)
The management of the Trust, including general supervision of the duties performed for the Funds under the Investment Management Agreement, is the responsibility of the Board of Trustees. The Trust has four trustees, one of whom is an "interested person" (as the term "interested person" is defined in the 1940 Act) and three of whom are not interested persons (referred to herein as "independent trustees"). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Destra Capital Advisors LLC or its affiliates. The names, business addresses and year of birth of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Trust are trustees of four Destra-sponsored open-end funds. The address of each officer and trustee is One North Wacker, 48th Floor, Chicago, IL 60606. The Statement of Additional Information includes additional information about the Trustees and Officers and is available without charge by calling Destra Capital Advisors LLC at (877) 855-3434, writing to Destra Capital Advisors LLC at One North Wacker, 48th Floor, Chicago, IL 60606 or visiting Destra Capital Advisors LLC at destracapital.com/literature.

Independent Trustees
				Number of	Other
		Term of		Portfolios in	Directorships
		Office and	Principal	Fund	Held by
Name, Business	Position(s)	Length of	Occupation(s)	Complex to	Trustee
Address and	to Be Held	Time	During Past	Be Overseen	During Last
Birth Year	with Funds	Served	Five Years	by Trustee	Five Years
Independent Trustees Nominees
John S. Emrich, CFA	Trustee	Term—	Private Investor,	4	Meridian Fund, Inc.
One North Wacker		Indefinite	January 2011 to		(four portfolios)
48th Floor		Length of	present; Co-Founder
Chicago, IL 60606		Service-	and Portfolio
Birth year: 1967		Since 2014	Manager, Ironworks
Capital Management
(an investment advisor),
April 2005 to
December 2010;
Member and Manager,
Iroquois Valley Farms
LLC, June 2012
to present
Michael S. Erickson	Trustee	Term—	Private Investor,	4	Meridian Fund, Inc.
One North Wacker		Indefinite	August 2007 to present:		(four portfolios)
48th Floor		Length of	Treasurer and Vice President.
Chicago, IL 60606		Service-	Erickson Holding Corp. 2003
Birth year: 1952		Since 2014	to present: Treasurer, Vice
President and Manager.
McGee Island LLC, 2015
to present.
James Bernard Glavin	Trustee	Term—	Retired; previously	4	Meridian Fund, Inc.
One North Wacker		Indefinite	Chairman of the		(four portfolios)
48th Floor		Length of	Board, Orchestra
Chicago, IL 60606		Service-	Therapeutics, Inc.
Birth year: 1935		Since 2014

TRUSTEES AND OFFICERS (CONTINUED)
(UNAUDITED)

Interested Trustees
				Number of	Other
		Term of		Portfolios in	Directorships
		Office and	Principal	Fund	Held by
Name, Business	Position(s)	Length of	Occupation(s)	Complex to	Trustee
Address and	to Be Held	Time	During Past	Be Overseen	During Last
Birth Year	with Funds	Served	Five Years	by Trustee	Five Years
Nicholas Dalmaso**	Trustee and	Term-	(2015 to Present)	4	None
Birth Year: 1965	Chairman of	Indefinite*	General Counsel and
	the Board	Length of	Chief Compliance
		Service-	Officer of M1
		Since 2011	Holdings LLC, M1
Finance LLC and M1
Advisory Services LLC.
Co-Chairman, General
Counsel and Chief
Operating Officer of
Destra Capital
Management LLC,
President, Chief
Operating Officer and
General Counsel,
Destra Capital Advisors
LLC; President, Chief
Operating Officer and
General Counsel, Destra
Capital Investments LLC;
(2001-2008) General
Counsel and Chief
Administrative Officer,
Claymore Securities, Inc.

*	Each trustee serves for the lifetime of the Trust until removal, resignation or retirement and his or her successor is elected.
**	Mr. Dalmaso is an "Interested Person" of the Trust, as defined in the 1940 Act, by reason of his position with and prior ownership of Destra Capital Management LLC and its subsidiaries.

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TRUST INFORMATION

Board of Trustees	Officers	Investment Advisor
	Dominic Martellaro	Destra Capital Advisors LLC
John S. Emrich	Chief Executive Officer	Chicago, IL

Michael S. Erickson	Robert A. Watson	Distributor
	President	Destra Capital Investments LLC
James Bernard Glavin		Chicago, IL
Jane Hong Shissler
Nicholas Dalmaso*	Chief Compliance Officer	Administrator, Accounting Agent,
	and Secretary	Custodian and Transfer Agent
* "Interested Person" of the Trust, as		The Bank of New York Mellon
defined in the Investment Company	Derek Mullins	New York, NY
Act of 1940, as amended.	Chief Financial Officer
Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered Public
Accounting Firm
Grant Thornton LLP
Chicago, IL

Privacy Principles of the Trust for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Funds restrict access to non-public personal information about the shareholders to Destra Capital Advisors LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.
Questions concerning your shares of the Trust?
• If your shares are held in a Brokerage Account, contact your Broker.
This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.
A description of the Funds' proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (877) 855-3434
Information regarding how the Funds voted proxies for portfolio securities is available without charge and upon request by calling (877) 855-3434, or visiting Destra Capital Investments LLC's website at http://www.destracapital.com or by accessing the Fund's Form N-PX on the SEC's website at www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC website at www.sec.gov or by visiting Destra Capital Investments LLC's website at http://destracapital.com. The Funds' Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Item 2. Code of Ethics.
(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s board of trustees has determined that John Emrich is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees
(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $25,000 and $40,000 for Destra Investment Trust I and Destra Investment Trust II, respectively, for 2015 and $72,000 for 2016.

Audit-Related Fees
(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 and

$0 for Destra Investment Trust I and Destra Investment Trust II, respectively, for 2015 and $0 for 2016.

Tax Fees
(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $8,000 and $12,000 for Destra Investment Trust I and Destra Investment Trust II, respectively, for 2015 and $30,680 for 2016.

All Other Fees
(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0 for Destra Investment Trust I and Destra Investment Trust II, respectively, for 2015 and $0 for 2016.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Audit and Non-Audit Services Pre-Approval Policy

Destra Investment Trust Funds (Each, a “Fund”)

Audit and Non-Audit Services Pre-Approval Policy

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees of each Fund is responsible for the appointment, compensation and oversight of the work of the independent auditor.  As part of this responsibility, the Audit Committee is required to pre-approve the audit and permissible non-audit services performed for the Funds, as well as non-audit services performed for a “service affiliate” of the Funds if the engagement relates directly to the operations and financial reporting of the Funds, in order to assure that they do not impair the auditor’s independence from the Funds.  For purposes of this Policy, a “service affiliate” of the Funds is defined as Destra Capital Advisors LLC (“Destra Advisors”) and any entity controlling, controlled by, or under common control with Destra Advisors that provides ongoing services to any Fund.

To implement the provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  While there are many specific provisions contained in the Act and the related rules issued by the SEC, there are three guiding principles that must be considered.  Grant Thornton (“Grant Thornton”) acts as independent auditors for the Funds.  Grant Thornton’s independence will be deemed to be impaired if it provides a service whereby it:

A.  Functions in the role of management,

B.  Is in the position of auditing its own work, or

C.  Serves in an advocacy role for a Fund.

Accordingly, Grant Thornton may not be engaged to perform any service that violates any of the three guidelines enumerated above.  The SEC has specifically identified nine types of prohibited non-audit services which an independent auditor may not perform for its audit clients, and which an independent auditor for the Funds is therefore prohibited from providing to the Funds (or to a service affiliate that is itself an audit client of the independent auditor), as follows:

A.  Bookkeeping or other services related to the accounting records or financial statements of the audit client;

B.  Financial information systems design and implementation;

C.  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements;

D.  Actuarial services, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements;

E.  Internal audit outsourcing services, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements;

F.  Management functions or human resources;

G.  Broker or dealer, investment adviser, or investment banking services;

H.  Legal services and expert services unrelated to the audit; and

I.  Any other service that the Public Company Accounting Oversight Board (“PCAOB”) determines, by regulation, is impermissible.

The Audit Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy, as may be amended from time to time (the “Policy”), which sets forth the procedures and the conditions pursuant to which audit and non-audit services, including non-audit services provided to Destra Advisors and any other service affiliate of the Funds, are to be pre-approved.

The SEC’s rules on auditor independence establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either may be pre-approved by the Audit Committee agreeing to a framework with descriptions of allowable services that are subject to general pre-approval (“general pre-approval”), or require the specific pre-approval of the Audit Committee (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Audit Committee will annually review and pre-approve the services that may be provided by Grant Thornton that are subject to general pre-approval, as well as the fees for these services.  Annually, Grant Thornton will send to the Audit Committee engagements letters outlining the audit and tax services that it proposes to provide during the period described in the engagement letters. Such services will typically include the annual audit of financial statements for the Funds, tax return and compliance services (federal, state and excise tax) and tax advice and other consulting services.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities to pre-approve audit and permitted non-audit services performed for the Funds, as well as certain non-audit services performed for a service affiliate of the Funds.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

Grant Thornton has reviewed this Policy and believes that implementation of the Policy will not adversely affect its independence.

II.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The selected member must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III.	Audit Services

The annual Audit services engagement scope and terms will be subject to the general pre-approval of the Audit Committee.  Audit services include the annual financial statement audits and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements.  The Audit Committee will monitor the Audit services engagement throughout the year and will also approve, if necessary, any changes in terms and conditions resulting from changes in audit scope, Fund structure or other items, beyond what was approved in the engagement letter.  The Audit Committee will annually review and pre-approve the Audit services described in Grant Thornton’s engagement letter.

IV.	Tax Services

Because the Audit Committee believes that, based upon the representations of Grant Thornton, the provision of Tax services to the Funds, such as tax returns (federal, state and excise), tax compliance, tax advice and other consulting services, does not impair its independence, and is consistent with the SEC’s and PCAOB’s rules on auditor independence, the Audit Committee may grant general pre-approval to Tax services.

The Audit Committee will annually review and pre-approve the Tax services described in Grant Thornton’s engagement letter, and the approval of Grant Thornton as the Funds’ independent auditor shall constitute pre-approval of such Tax services.  All other Tax services must be specifically pre-approved by the Audit Committee.

V.	Procedures

At the August 8, 2016 meeting of the Audit Committee, Grant Thornton submitted to the Audit Committee engagement letters of audit and tax services that are subject to general pre-approval.  These engagement letters shall provide a description of each type of service that is subject to general pre-approval for the current fiscal year, the maximum fee for each service and the projected fees (or a range of projected fees) for each service that has not been pre-approved, if any.  The Audit Committee will review and pre-approve the types of services, the maximum fee for each service and the projected fees (or a range of projected fees) for any additional service, if any, for such fiscal year.  The services and fee amounts will be updated to the extent necessary at each regularly scheduled meeting of the Audit Committee.

If subsequent to the general pre-approval by the Audit Committee of the services listed on the engagement letters, the Funds or one of their service affiliates determines that it would like to engage Grant Thornton to perform a service not listed on the engagement letters, Grant Thornton shall submit its request for specific pre-approval of such service to the Funds’ Treasurer, and if the proposed service fits within the SEC’s auditor independence guidelines, the Treasurer will arrange for a discussion of the proposed service to be included on the agenda for the next regularly scheduled Audit Committee meeting so that specific pre-approval by the Audit Committee can be obtained.  If the timing of the project is critical and the proposed service needs to commence before the next regularly scheduled Audit Committee meeting, the review and specific pre-approval by the Chairman of the Audit Committee must be obtained before any service is provided.  The Audit Committee Chairman can request that a telephonic meeting of the entire Audit Committee occur to discuss the proposed service.  Communications with the Audit Committee Chairman will be arranged by the Treasurer.  Grant Thornton must not commence any such service until specific pre-approval has been given.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b) N/A
(c) N/A
(d) N/A
(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 and $0 for Destra Investment Trust I and Destra Investment Trust II, respectively, for 2015 and $0 for 2016.
(h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation  S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date of this report and have concluded that these controls and procedures are effective.

(b) There were no significant changes in the Registrant's internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)   Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                              Destra Investment Trust

By (Signature and Title)*          /s/ Robert Watson
 Robert Watson, President
(principal executive officer)

Date December 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*          /s/ Robert Watson
 Robert Watson, President
(principal executive officer)

Date December 2, 2016

By (Signature and Title)*          /s/ Derek Mullins
 Derek Mullins, Chief Financial Officer
(principal financial officer)

Date December 2, 2016

* Print the name and title of each signing officer under his or her signature.